EXHIBIT 10.33




                        VIATEL, INC. 401(K) SAVINGS PLAN

     Effective  January 1, 2000,  Viatel,  Inc. (the  ) has amended and
restated  the  Viatel,  Inc.  401(k)  Savings  Plan  (the  "Plan"),   originally
established in 1996 for its eligible employees, in accordance with the following terms and conditions:
                                  SECTION ONE

                                 PURPOSE OF PLAN

     A. DESIGNATION. The Plan is designated the "Viatel, Inc. 401(k) Savings Plan."

     B. PURPOSE. The purpose of the Plan is to provide retirement, disability, death and employment termination benefits for the eligible employees of the Company and their beneficiaries.

     C.  AUTOMATIC PARTICIPATION.   Participation in the Plan by employees shall
be  automatic upon   completing   the  eligibility  requirements  set  forth  in
Section Three of the Plan.

                                   SECTION TWO

                                   DEFINITIONS

     A. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

     "ACCOUNTS" shall mean a Participant's Salary Reduction Contribution Account, his or her Company Matching Contribution Account, his or her Company Discretionary Contribution Account and, if applicable, his or her Rollover
Account and, if applicable, his or her Transfer Account. The term "Accounts" shall also include any additional accounts established by the Pension and Benefits Committee, in its sole discretion.

     "AFFILIATED COMPANY" or "AFFILIATED COMPANIES" shall mean (i) a member of a controlled group of corporations of which the Company is a member, as determined in accordance with Section 414(b) of the Internal Revenue Code and the


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regulations  issued  thereunder,  (ii) a trade or business which is under common control with the Company, as determined in accordance with Section 414(c) of the Internal Revenue Code and the regulations issued thereunder, or (iii) a member of an affiliated service group of which the Company is a member, as determined in accordance with Section 414(m) of the Internal Revenue Code. For this purpose, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Internal Revenue Code, determined without regard to subsections 1563(a)(4) and 1563(e)(3)(C) of the Internal Revenue Code, except that, with respect to the limitations set forth in Section Six of the Plan, the phrase "more than 50%" shall be substituted for the phrase "at least 80%" whenever such percentage appears in Section 1563(a)(l) of the Internal Revenue Code.

     "ANNUITY STARTING DATE" of a Participant shall mean the first day of the first period for which a benefit is payable to the Participant as an annuity or, in the case of a benefit not payable as an annuity, the first day as of which all events have occurred which entitle the Participant to such benefit.

     "AVERAGE CONTRIBUTION PERCENTAGE" shall mean the average of the ratios, calculated separately for each applicable Employee, by which the amount of the Company Matching Contributions allocated to such Employee with respect to such Plan Year bears to the amount of such Employee's Testing Compensation for such Plan Year or, at the election of the Pension and Benefits Committee, that portion of the Plan Year during which the Employee was eligible to participate in the cash or deferred arrangement under the Plan.

     "AVERAGE DEFERRAL PERCENTAGE" shall mean the average of the ratios, calculated separately for each applicable Employee, by which the amount of the Salary Reduction Contributions contributed to the Trust on behalf of such Employee for a given Plan Year bears to the amount of such Employee's Testing Compensation for such Plan Year, or, at the election of the Pension and Benefits


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Committee,  for the  portion  of the Plan Year  during  which the  Employee  was eligible to participate in the cash or deferred arrangement under the Plan.

     "BENEFICIARY" shall mean any person entitled to receive benefits which are payable upon or after a Participant's death pursuant to Section Twelve of the Plan.

     "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or any individual or committee to which the Board of Directors has delegated authority to act with respect to a specific activity.

     "CHANGE IN CONTROL" shall mean such time as (i) a person or "group" (within the meaning of Sections 13(d) and l4(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (i) becomes the ultimate "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act) of more than 50% of the total voting power of the then outstanding Voting Stock of the Company on a fully diluted basis or (ii) individuals who at the beginning of any period of two consecutive calendar years constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the members of the Board of Directors then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office. For these purposes, "Voting Stock" of the Company shall mean its common stock, $01 par value per share.

     "COMPANY" shall mean Viatel, Inc. In addition, for purposes of describing entities eligible to make contributions to the Plan on behalf of their employees, the term Company shall, when so appropriate, include any entity which is an Affiliated Company and which is permitted to adopt the Plan by the Board of Directors of Viatel, Inc. (A list of such entities which have adopted the Plan is set forth on Appendix A attached hereto.) All references in this Plan to


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the term  "Company" in any other  context,  such as the authority to administer, interpret, amend or terminate the Plan, and the term "Company Stock" shall constitute a reference solely to Viatel, Inc.

     "COMPANY  DISCRETIONARY  CONTRIBUTION  ACCOUNT"  shall  mean  the  separate account maintained for a Participant reflecting Company Discretionary Contributions, if any, allocated to such Participant pursuant to Paragraph D of Section Six of the Plan, as adjusted for earnings or losses thereon in accordance with the provisions of Section Eight of the Plan. The Company, in its sole discretion, may elect to make such contribution in cash or Company Stock.

     "COMPANY DISCRETIONARY CONTRIBUTIONS" shall mean the contributions, if any, made by or on behalf of the Company to each Participant's Company Discretionary Contribution Account pursuant to Paragraph F of Section Five of the Plan.

     "COMPANY MATCHING CONTRIBUTION ACCOUNT" shall mean the separate account maintained for a Participant reflecting Company Matching Contributions, if any, allocated to such Participant pursuant to Paragraph C of Section Six of the Plan, as adjusted for earnings or losses thereon in accordance with the provisions of Section Eight of the Plan. The Company may, in its sole discretion, elect to make such contributions in cash or Company Stock.

     "COMPANY MATCHING CONTRIBUTIONS" shall mean the contributions, if any, made by or on behalf of the Company to each Participant's Company Matching Contribution Account pursuant to Paragraph B of Section Five of the Plan. The Company may, in its sole discretion, elect to make such contributions in cash or Company Stock.

     "COMPANY STOCK" shall mean the Company's common stock, $01 par value per share.

     "COMPENSATION" shall mean base salary paid by the Company to an Employee during the Plan Year for the period while such Employee has been eligible to make salary reduction contributions to the Plan, plus any amounts of salary which the Employee has voluntarily elected to defer in respect of such Plan Year under this Plan or any other program subject to the provisions of Section 125 or


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132(f) of the Internal Revenue Code. An Employee's  "Compensation"  for any Plan
Year shall not include bonuses,  commissions,  incentive pay, severance payments
or  cost  of  living   adjustments   for  Employees  on  overseas   assignments.
Additionally, an Employee's "Compensation" for any Plan Year shall not include any amounts in excess of One Hundred and Seventy Thousand Dollars ($ 170,000), as adjusted for increases in the cost of living pursuant to 40l(a)(l7) of the Internal Revenue Code.

     "ELIGIBILITY  COMPUTATION  PERIOD"  for each  Employee  shall  mean a three
(3)-consecutive calendar month period beginning on the first day of the month coinciding with or following the date such Employee first performs an Hour of Service with the Company. If the Employee has a One-Year Break in Service prior to becoming eligible to participate in the Plan, and is then subsequently rehired, the Eligibility Computation Period shall be determined pursuant to this paragraph beginning on the first day of the month coinciding with or following the date the Employee first completes an Hour of Service with the Company immediately following his or her rehire.

     "EMPLOYEE" shall mean any person who is employed by the Company, provided, however, that the term "Employee" shall not include non-resident aliens who receive no earned income (within the meaning of Section 911(d)(2) of the Internal Revenue Code) from the Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Internal Revenue Code). Leased Employees and other individuals whose services are provided pursuant to an agreement between the Company and a leasing organization shall be considered Employees for purposes of the provisions of this Plan, but shall not be eligible to participate in the Plan, even if such individuals are subsequently reclassified as common law employees by the Internal Revenue Service or any other entity for employment tax purposes.

     "ENTRY DATE" shall mean January 1, April 1, July 1, and October 1.


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     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
amended from time to time. References in the Plan to any Section of ERISA shall include any successor provisions thereto.

     "FISCAL YEAR" shall mean the customary fiscal year of the Company.

     "FIVE-PERCENT OWNER" shall mean an individual who (i) owns (or is considered as owning within the meaning of Section 318 of the Internal Revenue
Code) more than five percent (5%) of the outstanding stock of the Company or an Affiliated Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company or an Affiliated Company provided such entity is a corporation or (ii) owns more than five percent (5%) of the capital or profits interest in the Company or an Affiliated Company if such entity is not a corporation.

     "HIGHLY COMPENSATED EMPLOYEE" shall mean an Employee who at any time during the immediately preceding Plan Year:

          (a) was a Five-Percent Owner, or

          (b) received more than Eighty Five Thousand Dollars ($85,000) in compensation from the Company or any Affiliated Company, and, if elected by the Company pursuant to Section 414(q) of the Internal Revenue Code, was in the top paid group of Employees for the preceding Plan Year.

     For purposes of this definition, the "top paid group" is the group consisting of the top twenty percent (20%) of Employees when ranked on the basis of compensation paid by the Company and any Affiliated Companies during the Plan Year.

     For purposes of determining the number of Employees in the top paid group, Employees who have not completed six (6) months of service, normally work less than seventeen and one-half (17 1/2) hours per week, normally work during six
(6) or less months per year,  have not attained the age of twenty-one  (21), are


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non-resident  aliens with no earned income from sources within the United States
(within the meaning of Section 86l(a)(3) of the Internal Revenue Code), or are included in a unit of employees covered by a collective bargaining agreement (except to the extent provided in regulations), shall not be included.

     The Eighty Five Thousand Dollar ($85,000) figure specified herein shall be subject to annual adjustment as provided in Section 414(q) of the Internal Revenue Code.

     As used herein, the term "compensation" shall mean compensation as defined in Section 414(q)(4) of the Internal Revenue Code.

     "HOUR OF SERVICE" shall be determined from records maintained by the Company and shall include the following:

          (i) PERFORMANCE OF DUTIES. Each hour for which an Employee is directly or indirectly paid, or entitled to payment by, the Company for the performance of duties (including services performed prior to the effective date on which the Company adopted the Plan). Each such Hour of Service shall be credited to the Eligibility Computation Period or the Plan Year, as the case may be, in which the duties were performed.

          (ii) BACK PAY. Each hour for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Company. Each such Hour of Service shall be credited to the Eligibility Computation Period or the Plan Year, as the case may be, to which the agreement or award for back pay pertains rather than to the Eligibility Computation Period or Plan Year, as the case may be, in which the award, agreement or payment is made.

          (iii) NON-WORKING TIME PAY. Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for reasons other than for the performance of duties during a period of service with the Company (such as vacation, holiday, sickness, disability, layoff, jury duty, military duty or compensated leave of absence and similar paid periods). Each such Hour of Service shall be computed and credited in accordance with Department of Labor Regulation Section 2530.200b.


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     An  Employee  shall not be  credited  with an Hour of  Service  under  both
Subparagraph (i) or (iii) above (as the case may be) and Subparagraph (ii) above with respect to the same item.

     "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any Section of the Internal Revenue Code shall include any successor provisions thereto.

     "INVESTMENT ELECTION" shall mean the form, filed with the Pension and Benefits Committee or its delegate, or such other procedure as may be specified by the Pension and Benefits Committee at any time, and from time to time, through which a Participant may designate the manner in which his or her Accounts shall be allocated among the Investment Funds.

     "INVESTMENT ELECTION DATE" shall mean any business day of the Plan Year.

     "INVESTMENT FUND" shall mean each fund, contract, or other arrangement designated by the Pension and Benefits Committee as an Investment Fund in which Participants may direct their Accounts to be invested.

     "INVESTMENT MANAGER" shall mean any party that (i) is either (a) registered as an investment adviser under the Investment Advisers Act of 1940, (b) a bank (as defined in the Investment Advisers Act of 1940) or (c) an insurance company qualified to manage, acquire and dispose of Plan assets under the laws of more than one State, (ii) acknowledges in writing that it is a fiduciary with respect to the Plan and (iii) is granted the power to manage, acquire or dispose of any asset of the Plan pursuant to Paragraph G of Section Fifteen hereof.

     "LEASED EMPLOYEE" shall mean any individual who performs services for the Company or an Affiliated Company in a capacity other than as a common-law employee if (i) the services are provided pursuant to one or more agreements between the Company or the Affiliated Company and one or more leasing organizations, (ii) the individual has performed services for the Company or the Affiliated Company on a substantially full-time basis for a period of at least


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one year, and (iii) such services are performed  under the primary  direction or control of the Company or the Affiliated Company. This paragraph shall be interpreted in accordance with the provisions of Section 414(n) of the Internal Revenue Code and the regulations thereunder.

     "MAXIMUM DEFERRAL AMOUNT" shall mean Ten Thousand Five Hundred Dollars ($10,500) per calendar year, as adjusted for increases in the cost of living pursuant to Section 402(g)(5) of the Internal Revenue Code.

     "NONHIGHLY COMPENSATED EMPLOYEE" shall mean an Employee of the Company who is not a Highly Compensated Employee.

     "ONE-YEAR BREAK IN SERVICE" shall mean a Plan Year during which a Participant has not completed more than five hundred (500) Hours of Service.

         Solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, such Participant shall be credited with up to five hundred and one (501) Hours of Service with respect to any period of absence attributable to a maternity or paternity leave, based upon the number of Hours of Service which otherwise normally would have been credited to such Participant but for such absence or, in any case in which the Plan is unable to determine the number of Hours of Service which normally would have been so credited, such Participant shall be credited with eight (8) Hours of Service per day of absence. Any Hours of Service attributable to a maternity or paternity leave of absence shall be credited in the Plan Year in which the maternity or paternity leave of absence begins if such crediting is necessary to prevent the Participant from incurring a One-Year Break in Service in such Plan Year. Otherwise, such Hours of Service shall be credited in the Plan Year following the Plan Year in which the maternity or paternity leave of absence begins. For these purposes, a maternity or paternity leave of absence shall include any time during which a Participant is absent from work for any period (a) by reason of the pregnancy of the Participant, (b) by reason of the birth of a child of the Participant, (c) by reason of the placement of a child with the Participant in


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connection  with  the  adoption  of such  child by such  Individual,  or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     "PARTICIPANT" shall mean an eligible Employee who becomes a Participant in the Plan as provided in Section Four of the Plan.

     "PENSION AND BENEFITS COMMITTEE" shall mean the person or persons or entity appointed to administer the Plan in accordance with the provisions of Section Fifteen of the Plan. The Pension and Benefits Committee shall be the "named fiduciary," as referred to in Section 402(a) of ERISA, with respect to the management, operation and administration of the Plan.

     "PLAN" shall mean the Viatel, Inc. 401(k) Plan, as set forth in this document, and as hereafter amended.

     "PLAN ADMINISTRATOR" shall mean the Pension and Benefits Committee.

     "PLAN YEAR" shall mean the twelve (12)-consecutive month period beginning on each January 1 and ending on the following December 31.

     "QUALIFIED JOINT AND SURVIVOR ANNUITY" shall mean an annuity for the life of a Participant with an annuity for the life of the spouse to whom such Participant was married on his or her Annuity Starting Date, provided such spouse survives the Participant, which is equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and such spouse.

     "RETIREMENT DATE" of a Participant shall mean the Participant's sixty-fifth
(65th) birthday.

     "ROLLOVER ACCOUNT" shall mean the separate account maintained for a Participant reflecting any rollover made by such participant pursuant to Paragraph B of Section Four, as adjusted by earnings or losses thereon pursuant to the provisions of Section Eight of the Plan.

     "ROLLOVER AMOUNT" shall mean any rollover amount or rollover contribution defined in (i) Section 402(c)(5) of the Internal Revenue Code, (ii) Section 408(d)(3) of the Internal Revenue Code (relating to certain distributions from


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an individual  retirement account or an individual retirement annuity), or (iii)
former Section 409(b)(3)(C) of the Internal Revenue Code (relating to certain distributions from a retirement bond).

     "SALARY REDUCTION CONTRIBUTION" shall mean the cumulative amount the Company contributes to the Trust equal to the amount by which a Participant elected to reduce his or her Compensation for such Plan Year pursuant to Section Five.

     "SALARY REDUCTION CONTRIBUTION ACCOUNT" shall mean the account maintained for a Participant reflecting the Salary Reduction Contributions (if any) made on behalf of such Participant pursuant to the "cash or deferred arrangement" set forth in Paragraph A of Section Five, as adjusted by earnings or losses thereon in accordance with the provisions of Section Eight of the Plan. Except as set forth in Paragraph G of Section Fourteen, all amounts held in a Participant's Salary Reduction Contribution Account shall not be distributable to such Participant (or to his or her Beneficiary) before the earliest of:

                (a) His or her Termination of Employment, his or her death, or his or her retirement after attaining Retirement Date or after sustaining a Total and Permanent Disability;

                (b) The termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Internal Revenue Code);

                (c) The sale or other disposition by the Company of substantially all of the assets (within the meaning of Section 409(d)(2) of the Internal Revenue Code) used by the Company in a trade or business, but only with respect to a Participant who continues employment with the corporation acquiring such assets; or

                (d) The sale or other disposition by the Company of its interests in a subsidiary (within the meaning of Section 409(d)(3) of the Internal Revenue Code), but only with respect to a Participant who continues employment with such subsidiary.


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     "TERMINATION  OF  EMPLOYMENT"  shall mean a  Participant's  termination  of employment with the Company and all Affiliated Companies, whether voluntarily or involuntarily, other than by reason of a Participant's retirement after attaining his or her Retirement Date or after sustaining Total and Permanent Disability, or death.

     "TESTING COMPENSATION" shall mean an Employee's "compensation" (as defined in Section 414(s) of the internal Revenue Code) from the Company. An Employee's Testing Compensation for any Plan Year shall not include any amounts in excess of One Hundred and Seventy Thousand Dollars ($170,000), as adjusted for increases in the cost of living pursuant to Section 401(a)(17) of the Internal Revenue Code.

     "TOTAL  AND  PERMANENT   DISABILITY"  shall  mean  physical  and/or  mental
incapacity of such a nature that a Participant qualifies for long-term disability under the Company's long-term disability plan.

     The Company's long-term disability carrier shall determine whether a Participant has suffered Total and Permanent Disability and its determination in that respect is binding upon the Participant. The Company's long-term disability carrier may require the Participant to submit to medical examinations by doctors it has selected. The provisions of this paragraph shall be uniformly and consistently applied to all Participants.

     "TRANSFER ACCOUNT" shall mean the separate account maintained for a Participant reflecting the amount transferred to the Plan from another tax qualified plan under Section 401(a) of Internal Revenue Code or a conduit individual retirement account.

     "TRUST" shall mean the legal entity resulting from the Trust Agreement between the Company and the Trustee, which entity receives the Company's and Participants' contributions, and holds, invests, and disburses funds to or for the benefit of Participants and their Beneficiaries.


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     "TRUSTEE" shall mean the party or parties,  individual or corporate,  named in the Trust Agreement and any duly appointed additional or successor Trustee or Trustees acting thereunder. The Trustee shall be the "named fiduciaries" referred to in Section 402(a) of ERISA with respect to the control, management and disposition of the assets of the Trust.

     "TRUST AGREEMENT" shall mean the Viatel, Inc. 401(k) Trust Agreement executed by the Company and the Trustee, as amended from time to time.

     "TRUST FUND" shall mean the total of contributions made by the Company and the Participants to the Trust pursuant to the Plan, increased by profits, gains, income and recoveries received, and decreased by losses, depreciation, benefits paid and expenses incurred in the administration of the Plan and Trust. The Trust Fund shall include all assets acquired by investment and reinvestment which are held in the Trust by the Trustee.

     "VALUATION DATE" shall mean each business day during the Plan Year or any other date the Pension and Benefits Committee, in its sole discretion, shall select as a Valuation Date.

     "YEAR OF SERVICE" shall mean a Plan Year during which an Employee completes one thousand (1,000) or more Hours of Service with the Company. In addition, the Board of Directors, in its sole discretion, may elect to grant Years of Service in connection with a stock or asset acquisition to reflect employment periods prior to the date of such stock or asset acquisition. A list of the entities for which Employees shall receive past credit in the form of Years of Service is set forth on Appendix B attached hereto.


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      B. USAGE OF TERMS.  Whenever  appropriate  words  used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

                                  SECTION THREE

                          REQUIREMENTS FOR ELIGIBILITY

      A. SALARY REDUCTION CONTRIBUTIONS. Any Employee (other than a Leased Employee) shall become a Participant and shall be eligible to elect to have Salary Reduction Contributions made on his or her behalf under the Plan as of the Entry Date coinciding with or following the date upon which such Employee has completed three (3) full calendar months of service with the Company, provided such Employee is employed by the Company on such date. For this purpose, a month of service will be considered a "full calendar month" as long as the Employee is employed by the Company on the first business day of the month and continuously provides service to the Company until the last business day of the month. Any Employee who does not elect to have Salary Reduction Contributions made on his or her behalf under the Plan when he or she is first eligible, shall be allowed to make a subsequent election to have Salary Reduction Contributions made on his or her behalf as of any Entry Date, pursuant to such notification procedures as the Pension and Benefits Committee may establish, from time to time.

      Any Participant who otherwise meets the requirements of this Section Three, who suffers a Termination of Employment, and who is subsequently rehired by the Company, shall again become a Participant in this Plan and shall be eligible to elect to have Salary Reduction Contributions made on his or her behalf under the Plan effective as of the date of his or her rehire provided the individual meets the criteria of a Participant for such Plan Year.

      B. COMPANY MATCHING CONTRIBUTIONS. Any Employee (other than a Leased Employee) shall be eligible to share in the allocation of Company Matching Contributions under the Plan as of the Entry Date coinciding with or following the date upon which such Employee has completed three (3) full calendar months of service with the Company, provided such Employee is employed by the Company on such date. "Full calendar months" shall have the same definition as set forth in Paragraph A of this Section Three.

      C. COMPANY DISCRETIONARY CONTRIBUTIONS. Any Employee (other than a Leased Employee) shall be eligible to share in the allocation of Company Discretionary Contributions under the Plan for any Plan Year provided that (i) such Employee completed at least one thousand (1,000) Hours of Service during such Plan Year for which such Company Discretionary Contribution is made, and (ii) such Employee is employed by the Company on the last day of the Plan Year for which such Company Discretionary Contribution is made, subject to the exception in Paragraph D of Section Six for Participants who have not completed at least one thousand (1,000) Hours of Service during the Plan Year and who are not employed by the Company on the last day of the Plan Year due to death or Total and Permanent Disability.

                                  SECTION FOUR

                            PARTICIPATION IN THE PLAN

      A. PARTICIPATION IN PLAN. Any Employee eligible to participate in the Plan in accordance with the provisions of Section Three of the Plan shall automatically become a Participant in the Plan on the date he or she is eligible pursuant to Section Three. Each Employee shall be notified that he or she is a Participant and shall be provided with such information as is required by ERISA within the time prescribed for providing such information. In addition, each Participant shall be provided with a Beneficiary designation form with which he or she may designate one or more Beneficiaries to receive any benefits payable under the Plan in the event of the Participant's death.

      B. ROLLOVER AMOUNT. Any Employee (other than a Leased Employee) may file a written petition with the Pension and Benefits Committee requesting that it direct the Trustee to accept a Rollover Amount from such Employee, even if such Employee is not yet eligible to participate in the Plan. The Pension and Benefits Committee, in its sole discretion, shall determine whether or not such Employee shall be permitted to contribute a Rollover Amount to the Trust. Any written petition filed pursuant to this Paragraph B shall set forth the amount of such Rollover Amount and a statement, satisfactory to the Pension and Benefits Committee, that such contribution constitutes a Rollover Amount.

      Any Rollover Amount contributed to the Trust shall be maintained in a separate, fully-vested Rollover Account on behalf of the Employee. The Employee may direct the investment of such Rollover Account in accordance with the provisions of Section Eight of the Plan. The Rollover Account shall be distributed to the Employee or, where applicable, his or her Beneficiary at the same time and in the same manner as provided in the Plan for the distribution of his or her Salary Reduction Contributions in the Plan.

                                  SECTION FIVE

                                  CONTRIBUTIONS

      A. SALARY REDUCTION CONTRIBUTIONS. On behalf of each Participant who has elected to reduce his or her Compensation pursuant to Subparagraph (i) of this Paragraph A, the Company shall contribute to the Trust the Salary Reduction Contributions as elected by such Participant.

           (i) SALARY REDUCTION ELECTION. The amount by which a Participant may elect to reduce his or her compensation under this Plan shall be in whole percentages and shall not exceed fifteen percent (15%) of his or her compensation for any Plan Year. In no event may the total amount by which a Participant elects to reduce his or her compensation under this Plan with respect to a Plan Year exceed the Maximum Deferral Amount. The Plan
Administrator may adjust the Salary Reduction Contributions of any Highly Compensated Employee as necessary to meet any applicable nondiscrimination requirements.

           (ii) MAXIMUM DEFERRAL AMOUNT. The amount by which a Participant may elect to reduce his or her Compensation for Salary Reduction Contributions during any calendar year may not exceed the Maximum Deferral Amount and shall be subject to the limits set forth in Paragraph C of this Section Five.

          If the total amount of the Salary Reduction Contributions made to the Plan on behalf of a Participant for a calendar year, when combined with any other salary reduction contributions made on behalf of the Participant during the calendar year to any other plans which contain qualified "cash or deferred arrangements" as described in Section 401(k) of the Internal Revenue Code, exceeds the Maximum Deferral Amount, the full amount of such excess (the "Excess Deferrals") shall be returned to the Participant (together with any earnings attributable thereto for the calendar year) by no later than the April 15 following the end of such calendar year; provided, however, that the amount of Excess Deferrals that shall be distributed to such Participant for such calendar year shall be reduced by the amount of any Excess Contributions (as defined in Paragraph C of this Section Five) previously distributed to such Participant during such calendar year.

           (iii) SUSPENSION OF REDUCTIONS. A Participant may elect to suspend his or her Salary Reduction Contributions, in a manner prescribed by the Plan Administrator. Such voluntary suspension shall be effective as soon as administratively possible pursuant to the procedures established by the Pension and Benefits Committee. Any such suspension shall remain in effect until revoked by the Participant. A Participant may recommence Salary Reduction Contributions, if any, to the Plan as of the next Entry Date following the suspension. A Participant may not make up suspended Salary Reduction Contributions. The Salary Reduction Contributions made on behalf of a Participant shall be suspended automatically for any payroll period in which such Participant does not receive any Compensation.

           (iv) Remittance of Salary Reduction Contributions. Amounts deducted from a Participant's Compensation under this Paragraph A shall be remitted to the Trust as soon as practicable after the end of each payroll period, but in no event shall they be remitted later than the fifteenth (15th) business day of the month following the month which contains the relevant payroll period.

      B. COMPANY MATCHING CONTRIBUTIONS.

           (i) AMOUNT OF CONTRIBUTIONS. On behalf of each Participant who has met the requirements set forth in Paragraph B of Section Three, the Company may contribute to the Trust each Plan Year an amount (the "Company Matching Contribution") equal to a percentage of the amount of Salary Reduction Contributions made on behalf of each Participant during the Plan Year, provided that the aggregate amount of Company Matching Contributions made on behalf of any Participant shall not exceed ten percent (10%) of such Participant's Compensation.

           (ii) REMITTANCE OF COMPANY MATCHING CONTRIBUTIONS. The Company shall make its Company Matching Contributions to the Trust for a Plan Year on or before the last date, including any extensions thereof, for filing its federal income tax return for its Fiscal Year ending with or after the last day of such Plan Year.

      C. NONDISCRIMINATION RULES APPLICABLE TO SALARY REDUCTION CONTRIBUTIONS. Notwithstanding any other provision of the Plan, the Average Deferral Percentage (as defined below) of the Highly Compensated Employees for a Plan Year shall not exceed the GREATER of (i) one hundred and twenty-five percent (125%) of the Average Deferral Percentage of all the other Employees (the "Remaining Employees") for the prior Plan Year, or (ii) a percentage amount which is equal to the lesser of (a) the Average Deferral Percentage of the Remaining Employees for the prior Plan Year plus two (2) percentage points or (b) two hundred percent (200%) of the Average Deferral Percentage of the Remaining Employees for the prior Plan Year. For purposes of this test (hereinafter the "Average Deferral Percentage Test"), only Employees who are eligible to participate in the Plan shall be counted.

      In calculating each Employee's Average Deferral Percentage ratio, the Salary Reduction Contributions made on behalf of such Employee shall be taken into account only if they relate to Compensation that would have been received by the Employee in the Plan Year but for the deferral election, In addition, in calculating each Employee's Average Deferral Percentage ratio, the Salary Reduction Contributions made on behalf of such Employee shall be taken into account for a Plan Year only if such contributions were allocated to the Employee under the Plan as of a date within that Plan Year, which requirement shall be deemed satisfied if the allocations are not contingent upon the Employee's participation in the Plan or the performance of services on any date subsequent to the end of the Plan Year and the contributions are actually paid to the Trust no later than the end of the twelve (12) month period immediately following the Plan Year to which the contributions relate. Notwithstanding the foregoing, the Pension and Benefits Committee may, in its sole discretion, adjust the percentage by which a Participant has elected to reduce his or her Compensation in order to enable the Plan to satisfy the nondiscrimination test.

      If two (2) or more plans maintained by the Company or an Affiliated Company which contain qualified `cash or deferred arrangements' under Section 401(k) of the Internal Revenue Code are aggregated for purposes of Section 401(a)(4) or Section 410(b) of the Internal Revenue Code, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for purposes of this Average Deferral Percentage Test. If a Highly Compensated Employee participates in two or more plans described in Section 401(a) of the Internal Revenue Code which are maintained by the Company or an Affiliated Company and to which contributions subject to Section 401(k) of the Internal Revenue Code are made, all such contributions shall be aggregated for purposes of this Average Deferral Percentage Test.

      The amount of any Excess Contributions (as defined below) for a Plan Year (together with any earnings or losses allocable thereto for the Plan Year) shall be distributed using the procedures set forth below.

     (1) First, a determination shall be made of the extent to which the Average Deferral Percentage ratio of the Highly Compensated Employee with the highest Average Deferral Percentage ratio would have to be reduced to either satisfy the Average Deferral Percentage test described above or cause such ratio to equal the Average Deferral Percentage ratio of the Highly Compensated Employee with the next highest Average Deferral Percentage ratio. Second, this process shall be repeated until the Average Deferral Percentage Test is satisfied. The amount of Excess Contributions to be distributed in accordance with (2) below, shall be equal to the sum of these hypothetical percentage reductions, multiplied, in each case, by the Highly Compensated Employee's Compensation.

     (2) In the event  Excess  Contributions  must be  distributed,  the  Highly
Compensated Employee having the highest dollar amount of Salary Reduction Contribution shall have Excess Contributions distributed to him or her until the amount of Excess Contributions determined under (1), above, has been distributed. This process shall continue until the Excess Contributions described in (1), above, have been distributed in full.

      The income allocable to Excess Contributions shall be equal to the allocable gain or loss on such contributions for the Plan Year and shall not include any allocable gain or loss for the period between the close of the Plan Year and the date of distribution. The Plan shall allocate income to Excess
Contributions by multiplying the income for the Plan Year on the Salary Reduction Contribution Account of a Highly Compensated Employee who is to receive a distribution of Excess Contributions for such Plan Year by a fraction. The numerator of this fraction shall be equal to the amount of the Excess Contributions to be distributed to the Highly Compensated Employee for the Plan

Year. The denominator of this fraction shall be equal to the sum of (i) the balance in the Highly Compensated Employee's Salary Reduction Contribution Account as of the beginning of the Plan Year and (ii) the Salary Reduction Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

      Any corrective distribution of Excess Contributions shall be made after the close of the Plan Year for which such Excess Contributions were made and, if possible, within two and one-half (2-1/2) months after the close of such Plan Year (to avoid tax penalties), but in any event not later than the last day of the Plan Year following the Plan Year for which such Excess Contributions were made. The amount of any Excess Contributions to be distributed to a Highly Compensated Employee for a Plan Year shall be reduced by the amount of any Excess Deferrals (as defined in Subparagraph (ii) of Paragraph A of Section Five of the Plan) which were previously distributed to such Highly Compensated Employee for his or her taxable year ending with or within such Plan Year.

      As used herein, the term "Excess Contributions" shall mean, with respect to any Plan Year, the excess of (i) the Salary Reduction Contributions actually paid over to the Trust on behalf of all the Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted under the Average Deferral Percentage Test for such Plan Year.

      D. NONDISCRIMINATION RULES APPLICABLE TO COMPANY MATCHING CONTRIBUTIONS. Notwithstanding any other provisions of the Plan, the Average Contribution Percentage of the Highly Compensated Employees for any Plan Year shall not exceed the greater of (i) one hundred and twenty-five percent (125%) of the Average Contribution Percentage applicable to all Remaining Employees for the prior Plan Year or (ii) a percentage amount which is equal to the lesser of (a) the Average Contribution Percentage of the Remaining Employees for the prior Plan Year plus two (2) percentage points or (b) two hundred percent (200%) of the Average Contribution Percentage of the Remaining Employees for the prior

Plan Year. For purposes of this test (hereinafter the "Average Contribution Percentage Test"), only Employees who are eligible to participate in the cash or deferred arrangement under the Plan shall be counted.

      If a Highly Compensated Employee participates in two (2) or more plans described in Section 401(a) of the Internal Revenue Code which are maintained by the Company or an Affiliated Company and to which contributions subject to
Section 401(m) of the Internal Revenue Code are made, all such contributions shall be aggregated for purposes of this Average Contribution Percentage Test. In addition, if two (2) or more plans maintained by the Company or an Affiliated Company to which contributions subject to Section 401(m) of the Internal Revenue Code are made are aggregated for purposes of Internal Revenue Code Section
401(a)(4) or 410(b) (other than the average benefits test under Section 410(b)(2)(A)(ii)), all such plans shall be treated as one plan for purposes of this Average Contribution Percentage Test.

      The amount of any Excess Aggregate Contributions for a Plan Year (together with earnings or losses allocable to such contributions for such Plan Year) shall be distributed using the procedures set forth below.

     (1) First, a determination shall be made of the extent to which the Average Contribution Percentage ratio of the Highly Compensated Employee with the highest Average Contribution Percentage ratio would have to be reduced to either satisfy the Average Contribution Percentage Test described above or cause such ratio to equal the Average Contribution Percentage ratio of the Highly Compensated Employee with the next highest Average Contribution Percentage ratio. Second, this process shall be repeated until the Average Contribution Percentage Test is satisfied. The amount of Excess Aggregate Contributions to be distributed in accordance with (2) below, shall be equal to the sum of these hypothetical percentage reductions, multiplied, in each case, by the Highly Compensated Employee's Compensation.

     (2) In the event Excess Aggregate Contributions must be distributed, the Highly Compensated Employee having the highest dollar amount of Company Matching Contribution shall have Excess Aggregate Contributions distributed to him or her until the amount of Excess Aggregate Contributions determined under (1), above, has been distributed. This process shall continue until the Excess Aggregate Contributions described in (1), above, have been distributed in full.

      The income allocable to Excess Aggregate Contributions shall be equal to the allocable gain or loss on such contributions for the Plan Year and shall not include any allocable gain or loss for the period between the close of the Plan Year and the date of distribution. The Plan shall allocate income to Excess Aggregate Contributions by multiplying the income for the Plan Year on the Company Matching Contribution Account of a Highly Compensated Employee who is to receive a distribution of Excess Aggregate Contributions for such Plan Year by a fraction. The numerator of this fraction shall be equal to the amount of the Excess Aggregate Contributions to be distributed to the Highly Compensated Employee for the Plan Year. The denominator of this fraction shall be equal to the sum of (i) the balance in the Highly Compensated Employee's Company Matching Contribution Account as of the beginning of the Plan Year and (ii) the Company Matching Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

      Any Excess Aggregate Contributions (together with earnings or losses thereon) which are forfeited under this Paragraph D shall be treated in the same manner as forfeitures of Non-Vested Amounts under Paragraph B of Section Thirteen of the Plan.

      E. ADDITIONAL ADJUSTMENTS. In accordance with regulations issued by the Internal Revenue Service under Internal Revenue Code Sections 401(k) and 401(m), the Pension and Benefits Committee may, in its sole discretion, treat some or all of the Company Matching Contributions as being subject to the Average

Deferral Percentage Test described in Paragraph C, above, and may make such other adjustments to the amounts contributed and allocated under the Plan as may be necessary to comply with the multiple use test established under Treasury Regulation Section 1.401 (m)-2.

      F. COMPANY DISCRETIONARY CONTRIBUTIONS. Each Plan Year, the Company may, in its sole discretion, make such contribution (if any) on behalf of each Participant who has met the eligibility requirements set forth in Paragraph C of Section Three to the Trust Fund in such amount (hereinafter referred to as the "Company Discretionary Contribution") as may be determined by the Board of Directors. The Company shall have sole and complete discretion as to the amount of its Company Discretionary Contribution. The determination of its Company Discretionary Contribution for each Plan Year shall be made by the Board of Directors no later than the due date (including extensions thereof) for filing its federal income tax return for the Fiscal Year of the Company coinciding with or ending after such Plan Year. The Company's Discretionary Contribution to the Trust Fund may be made in cash or Company Stock.

      G. DATE OF PAYMENT OF COMPANY DISCRETIONARY CONTRIBUTIONS. The Company shall make its contribution to the Trust for a Plan Year on or before the last date, including any extensions thereof, for filing its federal income tax return for its Fiscal Year ending with or after the last day of such Plan Year.

      H. QUALIFIED NONELECTIVE CONTRIBUTIONS. With respect to any Plan Year, the Company may make Qualified Nonelective Contributions to Nonhighly Compensated Employees who have completed at least one thousand (1,000) Hours of Service for the Plan Year and are Employees on the last day of the Plan Year (i) in proportion to the Nonhighly Compensated Employees Compensation, (ii) in a specific dollar amount allocable to each Nonhighly Compensated Employee, or
(iii) in a less than all Nonhighly Compensated Employees, with the specific dollar amount being allocated first to those Employees with the lowest Average Deferral Percentages.

      I. ADDITIONAL DEFERRAL OPPORTUNITIES. The Pension and Benefits Committee, in its sole discretion, may from time to time provide Participants with additional pre-tax deferral opportunities. Such opportunities shall be provided on a uniform and nondiscriminatory manner.

                                   SECTION SIX

                      ALLOCATION TO PARTICIPANTS' ACCOUNTS

      A. MAINTENANCE OF ACCOUNTS. There shall be maintained on behalf of each Participant a Company Matching Contribution Account, a Company Discretionary Contribution Account, a Salary Reduction Contribution Account, and, if applicable, a Rollover Account and a Transfer Account. The Participant's interest in his or her Company Matching Contribution Account, in his or her Company Discretionary Contribution Account, and, if applicable, his or her Transfer Account shall be subject to the vesting schedule set forth in Paragraph A of Section Thirteen. The Participant's interest in his or her Salary Reduction Contribution Account, and, if applicable, his or her Rollover Account, shall be one hundred percent (100%) vested at all times.

      B. METHOD OF ALLOCATING SALARY REDUCTION CONTRIBUTIONS. Subject to the limitations of Paragraph E of this Section Six, the Salary Reduction Contributions for each Plan Year shall be allocated among the Salary Reduction Contribution Accounts of all Participants who elected to reduce their Compensation for such Plan Year pursuant to the provisions of Paragraph A of Section Five. The amount to be allocated to each such Participant's Salary Reduction Contribution Account for such Plan Year shall be equal to the amount by which such Participant elected to reduce his or her Compensation for such Plan Year pursuant to the provisions of Paragraph A of Section Five.

      C. METHOD OF ALLOCATING COMPANY MATCHING CONTRIBUTIONS. Subject to the limitations of Paragraph E of this Section Six, the Company Matching Contribution shall be allocated among the Company Matching Contribution Accounts of all Participants who met the eligibility requirements set forth in Paragraph B of Section Three and who elected, pursuant to Paragraph A of Section Five, to reduce their compensation in a proportional manner based upon the Salary Reduction Contributions made by each such Participant during the Plan Year disregarding for these purposes any Salary Reduction Contributions made by such Participant in excess of ten percent (10%) of such Participant's Compensation.

      D. METHOD OF ALLOCATING COMPANY DISCRETIONARY CONTRIBUTIONS. Subject to the limitations of Paragraph E of this Section Six, the Company Discretionary Contributions for each Plan Year shall be allocated among the Company Discretionary Contribution Accounts of all Participants who meet the eligibility requirements in Paragraph C of Section Three, including Participants who have not made Salary Reduction Contributions, in a proportional manner based upon Compensation earned by each such Participant during the Plan Year. Participants who have not completed at least one thousand (1,000) Hours of Service during such Plan Year and who are not employed on the last day of the Plan Year due to death or Total and Permanent Disability during the Plan Year for which the Company Discretionary Contribution is made shall receive Company Discretionary Contribution based on Compensation such Participant earned while he or she participated in the Plan during the applicable Plan Year.

      E. LIMITATION ON ANNUAL ADDITIONS.

           (i) Notwithstanding any other provisions of the Plan, the sum of the Annual Additions to a Participant's Accounts for any Limitation Year, as defined below, shall not exceed the lesser of(i) Thirty Thousand Dollars ($30,000) or such higher amount to which such amount may be adjusted in accordance with regulations prescribed by the Secretary of Treasury or his or her delegate pursuant to Section 415(d) of the Internal Revenue Code to reflect increases in the cost of living, or (ii) twenty-five percent (25%) of such Participant's Limitation Year Compensation, as defined below. The term "Annual Additions" to a Participant's Accounts for any Limitation Year shall mean the sum of:

                (a) All Company Discretionary Contributions allocated to the Participant's Accounts for the Plan Year ending with such Limitation Year; and

                (b)  All  Salary  Reduction   Contributions   allocated  to  the
Participant's Accounts for the Plan Year ending with such Limitation Year and excluding any Rollover Amount; and

                (c)  All  Company  Matching   Contributions   allocated  to  the
Participant's Accounts for the Plan Year ending with such Limitation Year.

           (ii) In the event that it is determined that, but for the limitations contained in Subparagraph (i) of this Paragraph E, the Annual Additions to a Participant's Accounts for any Limitation Year would be in excess of the limitations contained herein, such Participant's Salary Reduction Contributions which did not result in the allocation to the Participant's Accounts of any Company Matching Contribution shall be reduced to the extent necessary to bring the Annual Additions within the limitations contained in Subparagraph (i) of this Paragraph E.

           (iii) If and to the extent that the amount of any Participant's Salary Reduction Contributions which do not result in the allocation to the Participant's Accounts of any Company Matching Contributions are reduced in accordance with the provisions of Subparagraph (ii) of this Paragraph E, but the amount of the Annual Additions to the Participant's Accounts continues to exceed the limitations contained herein, such Participant's Accounts shall be further reduced by Salary Reduction Contributions made by the Participant which resulted in a Company Matching Contribution together with the Company Matching Contributions which were attributable to such Salary Reduction Contributions. For these purposes, each dollar of Salary Reduction Contributions which is removed from the Participant's Accounts shall cause a corresponding amount of Company Matching Contributions to be removed from the Participant's Accounts based upon the amount of Company Matching Contributions which resulted from such Salary Reduction Contribution.

           (iv) If and to the extent the amount of a Participant's Salary Reduction Contributions are reduced in accordance with the provisions of Subparagraph (ii) or Subparagraph (iii) of this Paragraph E, the amount of such reductions shall be paid out directly to the Participant together with earnings attributable thereto. If and to the extent that the amount of any Company Matching Contributions are reduced in accordance with the provisions of Subparagraph (iii) of this Paragraph E, the amount of such reductions shall be maintained in a suspense account under the Trust (hereinafter referred to as the "Suspense Account") to be allocated among Participants in the next succeeding Plan Year, in accordance with the provisions of Paragraph C of this Section Six, as if such amount were part of the Company Matching Contribution made by the Company for such next succeeding Plan Year (and succeeding Plan Years, as necessary). In addition, the following rules shall apply to any Suspense Account established in accordance with this Subparagraph (iv):

                (a) No portion of the net income, loss, appreciation or depreciation in the value of the Trust Fund may be allocated to such Suspense Account.

                (b) The maximum Company Matching Contribution for any Plan Year in which a Suspense Account exists may not exceed the difference between:

                    (I) The maximum Company Matching Contribution which could be allocated among all Participants who elected to reduce their Compensation pursuant to Paragraph A of Section Five for such Plan Year in accordance with the provisions of this Section Six,

                    LESS

                    (II) The full amount of the Suspense Account.

                (c) In the event that the Plan is terminated at a time when a Suspense Account exists and in the further event that the full amount of such Suspense Account cannot be allocated among the Participants in the Plan as of the date of the termination of the Plan due to the restrictions set forth in this Section Six, then, notwithstanding any other provision of this Plan or the Trust Agreement to the contrary, the amount of such Suspense Account that cannot be allocated among the Participants shall revert to the Company.

      F. LIMITATIONS ON ANNUAL ADDITIONS DUE TO PARTICIPATION IN OTHER DEFINED CONTRIBUTION PLANS. In the event that any Participant in this Plan is a participant in any other Defined Contribution Plan (whether or not terminated) maintained by the Company or an Affiliated Company, the total amount of Annual Additions to such Participant's accounts in all such Defined Contribution Plans shall not exceed the limitations set forth in Paragraph E of this Section Six. If it is determined that as a result of the limitations set forth in this Paragraph F the Annual Additions to a Participant's Accounts in this Plan must be reduced, such reduction shall be accomplished in accordance with the provisions of Paragraph E of this Section Six.

      G. DEFINITIONS RELATING TO ANNUAL ADDITIONS LIMITATIONS. For purposes of Paragraphs E, F, and this Paragraph G of Section Six, the following definitions shall apply:

           (i) "Retirement Plan" shall mean (a) any profit-sharing, pension or stock bonus plan described in Sections 401(a) and 501(a) of the Internal Revenue Code, (b) any annuity plan or annuity contract described in Sections 403(a) or 403(b) of the Internal Revenue Code, (c) any qualified bond purchase plan described in former Section 405(a) of the Internal Revenue Code, and (d) any individual retirement account, individual retirement annuity or retirement bond described in Sections 408(a), 408(b) or former Section 409 of the Internal Revenue Code.

           (ii) "Defined Contribution Plan" shall mean a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's accounts, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account,

           (iii) "Defined Contribution Plan Fraction," for any Limitation Year, shall mean a fraction (a) the numerator of which is the sum of the Annual

Additions to the Participant's accounts under all Defined Contribution Plans maintained by the Company and any Affiliated Company in such Limitation Year, and (b) the denominator of which is the sum of the lesser of the following amounts for such Limitation Year and for all prior Limitation Years during which he or she performed service recognized under such plans: (I) the product of the dollar limitation in effect under Section 415(c)(l)(A) of the Internal Revenue Code for each such Limitation Year times one and twenty-five one-hundredths (1.25) or (II) the product of twenty-five percent (25%) of such Participant's Limitation Year Compensation for such Limitation Year times one and four tenths (1.4).

           (iv) "Limitation Year" shall mean the twelve (12) consecutive month period beginning on each January 1 and ending on the following December 31.

           (v) "Limitation Year Compensation" shall mean the aggregate of all wages, salaries, and other amounts paid for personal services rendered which are received by an Employee from the Company and any Affiliated Company within a Limitation Year, to the extent that such amounts are includible in gross income. In general, Limitation Year Compensation shall not include deferred compensation, stock options and other distributions which receive special tax benefit. However, with respect to Plan Years commencing on and after January 1, 1998, Limitation Year Compensation shall include amounts contributed pursuant to a salary reduction agreement and which are not includible in gross income under Sections 125, 132(f) and 402(g)(3) of the Internal Revenue Code. Limitation Year Compensation shall be calculated in accordance with the provisions of Section 415(c)(3) of the Internal Revenue Code and the regulations issued thereunder.

                                  SECTION SEVEN

                             VALUATION OF TRUST FUND

      The Trustee shall evaluate the portion of the Trust Fund attributable to this Plan at fair market value as of the close of business on each Valuation Date. In making such valuation, the Trustee shall deduct all charges, expenses and other liabilities, if any, contingent or otherwise, then chargeable against the Trust Fund, in order to give effect to income realized and expenses paid or incurred, losses sustained and unrealized gains or losses constituting appreciation or depreciation in the value of Trust investments since the last prior valuation. As soon as practicable after such valuation, the Trustee shall deliver in writing to the Pension and Benefits Committee and to the Board of Directors a valuation of the Trust Fund together with a statement of the amount of net income or loss (including appreciation or depreciation in the value of Trust investments) since the last prior valuation.

                                  SECTION EIGHT

                             PARTICIPANT'S ACCOUNTS

      A. SEPARATE ACCOUNTS. A Salary Reduction Contribution Account, Company Matching Contribution Account, Company Discretionary Contribution Account, and, if applicable, Rollover Account and Transfer Account and any other account deemed necessary by the Pension and Benefits Committee shall be maintained for each Participant. The amount contributed by a Participant or allocated to such Participant shall be credited to his or her Accounts in the manner set forth in Section Five and Six hereof. All payments to a Participant or his or her Beneficiaries shall be charged against the respective Accounts of such Participant.

      B. ACCOUNTS OF PARTICIPANTS TRANSFERRED TO AN AFFILIATED COMPANY. If a Participant is transferred to an Affiliated Company which has not adopted the

Plan, the amount in the Trust which is credited to his or her Accounts shall continue to be governed by the provisions of the Plan and Trust.

      C. ANNUAL ADJUSTMENT OF PARTICIPANT'S ACCOUNTS. Promptly after preparation of the Trustee's evaluation, as provided in Section Seven above, the Accounts of each Participant shall be adjusted so that the amount of net income, loss, appreciation or depreciation in the value of assets invested in an Investment Fund shall be allocated equitably and exclusively to the Participants' Accounts invested in such Investment Fund.

      D. INVESTMENT OF CONTRIBUTIONS AND VOTING OF COMPANY STOCK.

           (i) PARTICIPANT-DIRECTED INVESTMENTS. In accordance with procedures established by the Pension and Benefits Committee and Section 404(c) of the Internal Revenue Code, each Participant shall have the opportunity, on each Investment Election Date, to make an Investment Election for all amounts in his or her Accounts with the Pension and Benefits Committee or its delegate. For future contributions, this election shall be effective as prescribed by the Plan Administrator. Fund transfers of existing accounts and any modifications or revocations of Investment Elections shall be made in a manner prescribed by the Plan Administrator and shall be effective at the time prescribed by the Plan Administrator.

     The following restrictions shall apply to such investment elections:

                (a) No election may be made in violation of any applicable investment contract or other agreement establishing an Investment Fund; and

                (b) Transfers among the available Investment Funds may be made only in whole percentage multiples of one percent (1%) of the balances therein.

                (c) Shares of Company Stock which have been allocated to a Participant's Company Discretionary Contribution Account or Company Matching

Contribution Account may be liquidated or otherwise converted into another form of investment. Any shares of Company Stock which must be acquired by the Trust to effectuate an investment election may be issued by the Company out of treasury shares or may be purchased on the open market (or otherwise acquired in any other manner as may be specified from time to time by the Pension and Benefits Committee) as soon as practicable after the next applicable Valuation Date. Any dividends paid with respect to Company Stock shall be used to purchase additional whole or partial shares of Company Stock as soon as practicable after the next Valuation Date.

           (ii) PENSION AND BENEFITS COMMITTEE DIRECTED INVESTMENTS. Participants who fail to file an Investment Election with the Pension and Benefits Committee pursuant to Subparagraph (i) above shall have their Accounts invested in the Guaranteed Interest Fund or other short-term investment or other cash equivalent selected by the Pension and Benefits Committee.

           (iii) VOTING OF COMPANY STOCK.

                (a) Company Stock held by the Trustee on behalf of each Participant shall be voted by the Trustee at each annual meeting and at each special meeting of the stockholders of the Company as directed by the Participant to whose Accounts such stock is credited. Fractional shares may be combined and voted by the Trustee to the extent possible to reflect the instructions of the Participant credited with such shares.

                (b) In order to implement the above, the Trustee shall cause each Participant to be provided with a copy of a notice of each such stockholder meeting and the proxy statement of the Company, together with an appropriate form for the Participant to indicate his or her voting instructions. Such form shall indicate that if instructions are not received by the Trustee with respect to any shares of Company Stock allocated to the Participant's Account three (3) business days prior to such stockholder meeting, the Trustee shall vote the uninstructed shares of Company Stock in the same proportions as the Trustee was instructed to vote with respect to all shares of Company Stock for which it received instructions from all other Participants. Each Participant shall also be given similar rights to direct the Trustee as to the sale of securities pursuant to a tender offer and the exercise of any conversion privileges, subscription rights or other similar rights arising with respect to Company Stock credited to his or her Accounts. The Trustee shall hold confidential any and all voting or other instructions received from Participants.

                                  SECTION NINE

                               COMMON TRUST FUND

      The fact that for administrative purposes the Trustee maintains separate Accounts for each Participant shall not be deemed to segregate for such Participant, or to give such Participant any direct interest in, any specific assets in the Trust Fund held by the Trustee. All such assets may be held and administered by the Trustee as a commingled fund.

                                   SECTION TEN

                               DISABILITY BENEFITS

      Upon the Termination of Employment of a Participant because of Total and Permanent Disability while in the employ of the Company or Affiliated Company, his or her Company Discretionary Contribution Account, Company Matching
Contribution Account, and Transfer Account, if applicable, shall fully vest. Such benefits shall be paid at the time and manner specified in Section Fourteen of the Plan.

                                 SECTION ELEVEN

                               RETIREMENT BENEFITS

      If a Participant is employed by the Company or an Affiliated Company on his or her Retirement Date, his or her Company Discretionary Contribution
Account, Company Matching Contribution Account and Transfer Account, if applicable, shall fully vest at that time. If the Participant continues in the Company's employ after his or her Retirement Date, he or she shall continue to be eligible to elect to have Salary Reduction Contributions made on his or her behalf under the Plan and to share in the allocations of Company Matching Contributions and Company Discretionary Contributions under the Plan until his or her actual retirement. Upon retirement on or after attaining his or her Retirement Date, a Participant shall be entitled to receive benefits equal to the total amount in his or her Accounts in the Plan as determined in accordance with the provisions of Paragraph A of Section Fourteen hereof. Such benefits shall be paid at the time and in the manner specified in Section Fourteen of the Plan.

                                 SECTION TWELVE

                                 DEATH BENEFITS

      A. DEATH BENEFITS. Upon the death of a Participant who is employed by the Company or an Affiliated Company at the time of death, such deceased
Participant's Company Discretionary Contribution Account, Company Matching Contribution Account, and Transfer Account, if applicable, shall fully vest at that time, and his or her Beneficiary shall be entitled to receive benefits equal to the total amount in the deceased Participant's Accounts in the Plan as determined in accordance with the provisions of Paragraph A of Section Fourteen hereof. Upon the death of a Participant who is not employed by the Company or an Affiliated Company at the time of death, such deceased Participant's Beneficiary shall be entitled to receive benefits equal to the vested amount in the deceased

Participant's Accounts in the Plan as determined in accordance with the provisions of Paragraph A of Section Thirteen. In either event, such benefits shall be paid at the time and in the manner specified in Section Fourteen of the Plan.

      B. DESIGNATION OF BENEFICIARIES. Subject to rules contained in the following paragraph, each Participant may designate one or more Beneficiaries and contingent Beneficiaries by delivering a written designation thereof over his or her signature to the Pension and Benefits Committee. Again subject to the rules contained in the following paragraph, a Participant may designate different Beneficiaries at any time by delivering a new written designation over his or her signature to the Pension and Benefits Committee. Any such designation shall become effective only upon its receipt by the Pension and Benefits Committee. The last effective designation received by the Pension and Benefits Committee shall supersede all prior designations. A designation of a Beneficiary shall be effective only if the designated Beneficiary survives the Participant.

      Notwithstanding the above, if a Participant is married at the time of his or her death, such Participant's surviving spouse shall be his or her Beneficiary, unless such spouse has waived this right and consented to the Participant's designation of a different Beneficiary. Any such spousal consent must be in writing, must acknowledge the effect of the waiver, and must be witnessed by a notary public or plan representative. Any subsequent designation of a Beneficiary by the Participant shall require a new spousal consent, unless the spouse's original consent expressly permits future changes without additional spousal consent.

      C. FAILURE OF PARTICIPANT TO DESIGNATE. If a Participant fails to designate a Beneficiary, or if no designated Beneficiary survives the Participant, the Participant shall be deemed to have designated the following Beneficiaries (if then living) in the following order of priority: (1) his or her spouse, (2) his or her children, including adopted children and stepchildren, in equal shares, (3) his or her parents, in equal shares, and (4) his or her estate.

      D. BENEFICIARIES' RIGHTS. Whenever the rights of a Participant are stated or limited in the Plan, his or her Beneficiaries shall be bound thereby.

                                SECTION THIRTEEN

                         EMPLOYMENT TERMINATION BENEFITS

      A. VESTING UPON TERMINATION OF EMPLOYMENT. In the event of the Termination of Employment of a Participant, such Participant shall be entitled to receive
(i) one hundred percent (100%) of the amounts (if any) in his or her Salary Reduction Contribution Account, and Rollover Account, if applicable, and (ii) the following percentage of the amount in his or her Company Discretionary Contribution Account and Company Matching Contribution Account based upon the number of the Participant's Years of Service prior to such Termination of Employment, as follows:

               YEARS OF SERVICE                             PERCENTAGE
               Less than 1 year                             None
               1 year                                       33%
               2 years                                      66%
               3 years or more years                        100%

Notwithstanding the foregoing, upon a Change in Control, as defined in Section Two, all Accounts under the Plan shall immediately become 100% vested. In addition, such Participant shall be entitled to receive the vested percentage of his or her Transfer Account pursuant to the rules under Section 411(d) of the Internal Revenue Code. Such benefits shall be paid at the time and in the manner set forth in Section Fourteen of the Plan.

      B. FORFEITURE OF NON-VESTED AMOUNT. The excess of (i) the amount in the Company Discretionary Contribution Account and/or Company Matching Contribution Account and/or Transfer Account, as the case may be, of a Participant whose Termination of Employment has occurred, over (ii) the vested amount in such

Company Discretionary Contribution Account and/or Company Matching Contribution Account and/or Transfer Account, as the case may be, as determined in accordance with the vesting schedule set forth in Paragraph A of this Section Thirteen
(such difference being referred to herein as the "Non-Vested Amount") shall be forfeited upon the earlier of (i) the Participant's receipt of a distribution of his or her total vested Accounts under the Plan, or (ii) immediately following his or her incurring his or her fifth (5th) One-Year Break in Service following such Termination of Employment.

      If a Participant who has received a distribution of his or her total vested Accounts under the Plan is rehired by the Company and performs more than five hundred (500) Hours of Service in any Plan Year before incurring five (5) consecutive One-Year Breaks in Service, any previously forfeited Non-Vested Amount shall be restored to his or her Company Discretionary Contribution Account or Company Matching Contribution Account or Transfer Account, as the case may be, and he or she shall continue to earn future Years of Service for purposes of determining the vested amount in such Accounts without regard to his or her cessation of employment. The funds needed to restore such a Participant's Non-Vested Amount shall be drawn first from any Account balances forfeited under the provisions of this Paragraph B or under the provisions of Paragraph K of Section Fourteen during the Plan Year in which such restoration is required. If such sources are not sufficient to fully restore the previously forfeited Non-Vested Amount to the Participant's Company Discretionary Contribution Account or Company Matching Contribution Account or Transfer Account, as the case may be, the Company shall make a special contribution earmarked to fund the remainder of the amount needed.

      Subject to the immediately preceding paragraph and to the provisions of Paragraph K of Section Fourteen, all Non-Vested Amounts which are forfeited during a Plan Year under this Paragraph B shall be used to reduce the future cost of benefits of the Company by applying such forfeited Non-Vested Amounts to the current or the following year's Company Matching Contribution or Company Discretionary Contribution, as the case may be, required under the Plan by the Company.

                                SECTION FOURTEEN

                               PAYMENT OF BENEFITS

      A. RETIREMENT, DISABILITY AND DEATH BENEFITS. The Pension and Benefits Committee shall commence benefit payment, make distribution of the benefits payable to a Participant (or, if applicable, his or her Beneficiary) upon such Participant's retirement on or after attaining his or her Retirement Date or upon sustaining a Total and Permanent Disability or upon such Participant's death while employed by the Company or an Affiliated Company. Such commencement or distribution shall be made as soon as administratively feasible following the date the distribution is requested or otherwise payable, and shall be based upon the balance in such Participant's Accounts as of the Valuation Date coincident with or immediately preceding such distribution.

      At the request of the Participant (or, if applicable, his or her Beneficiary), the Pension and Benefits Committee shall commence benefit payment or make such distribution prior to the close of the Plan Year in which such retirement, Total and Permanent Disability, or death occurs. In such event, the benefit payable to the Participant (or, if applicable, his or her Beneficiary) shall be based upon the balances in such Participant's Accounts as of the Valuation Date immediately preceding the distribution, supplemented, where applicable, by an amount representing any Salary Reduction Contributions, Company Matching Contributions, and any Company Discretionary Contributions contributed to the Plan on behalf of such Participant subsequent to such Valuation Date and any Rollover or Transfer Amounts contributed to the Plan by such Participant subsequent to such Valuation Date.

      Notwithstanding the foregoing, if the total benefits payable to a Participant under this Paragraph A exceed Five Thousand Dollars ($5,000) on the date of distribution, such benefits may not be distributed to such Participant before he or she reaches his or her Retirement Date unless he or she consents to an earlier distribution.

      B. EMPLOYMENT TERMINATION BENEFITS. The Pension and Benefits Committee shall commence benefit payment or make an employment termination benefit distribution to a Participant (or, if applicable, his or her Beneficiary) as soon as administratively feasible following the close of the Plan Year in which the Participant's Termination of Employment occurs. The benefits payable to a Participant (or, if applicable, his or her Beneficiary) upon such Participant's Termination of Employment shall be based upon (i) the vested amount (as provided in Paragraph A of Section Thirteen) in (a) his or her Company Discretionary Contribution Account, (b) his or her Company Matching Contribution Account, (c) his or her Transfer Account and (ii) the total amount in his or her other Accounts as of the Valuation Date coincident with or immediately preceding the date on which the distribution is made. Such commencement or distribution shall be made as soon as administratively feasible following the date the commencement or distribution is requested or otherwise payable, and shall be based upon the balance in such Participant's Accounts as of the Valuation Date coincident with or immediately preceding such distribution.

      At the request of the Participant (or, if applicable, his or her Beneficiary), the Pension and Benefits Committee shall, if administratively feasible, commence benefit payment or make such distribution prior to the close of the Plan Year in which the Participant's Termination of Employment occurs. In such event, the benefit payable to the Participant or Beneficiary shall be based upon (i) the vested amount (as provided in Paragraph A of Section Fourteen) in such Participant's (a) Company Discretionary Contribution Account, (b) Company Matching Contribution Account, and (c) Transfer Account and (ii) the total amount in his or her other Accounts as of the Valuation Date immediately preceding the commencement or distribution, supplemented, where applicable, by an amount representing any Salary Reduction Contributions, Company Matching Contributions and Company Discretionary Contributions contributed to the Plan on behalf of such Participant subsequent to such Valuation Date and any Rollover and Transfer Amounts contributed to the Plan by such Participant subsequent to such Valuation Date. In the event that an Employee incurs a Termination of Employment after the attainment of age fifty-five (55), any distribution made to such Employee shall be exempt from the ten percent (10%) additional tax on early distributions imposed under Section 72(t) of the Internal Revenue Code.

      Notwithstanding the foregoing, if the total vested benefits payable to a Participant under this Paragraph B exceed Five Thousand Dollars ($5,000) on the date of commencement or distribution, such benefits may not commence or be distributed to such Participant before he or she reaches his or her Retirement Date unless he or she consents to an earlier distribution.

      In the event that a commencement or distribution is made pursuant to this Paragraph B to a Participant who, at the time of such commencement or distribution, is not one hundred percent (100%) vested in the amount in his or her Company Discretionary Contribution Account or his or her Company Matching Contribution Account or his or her Transfer Account, the following rules shall apply:

           (i) ESTABLISHMENT OF SEPARATE LEDGER ACCOUNT. The Pension and Benefits Committee shall establish a separate ledger account (hereinafter referred to as the "Separate Account") for such Participant as of the time of such commencement or distribution. The balance in such Participant's Company Discretionary Contribution Account, Company Matching Contribution Account, and Transfer Account immediately following such distribution shall be transferred to this Separate Account and shall constitute the initial balance of this Separate Account. For this purpose, all references to a Participant's Company

Discretionary Contribution Account and Company Matching Contribution Account and Transfer Account in the Plan shall be deemed applicable to such Participant's Separate Account.

           (ii) SUBSEQUENT PAYMENTS. In the event that after such distribution the former Employee is rehired by the Company but then again incurs a Termination of Employment at a time when such Participant is less than one hundred percent (100%) vested in his or her Separate Account, then the nonforfeitable portion of such Participant's Separate Account for purposes of Paragraph A of Section Thirteen shall be an amount equal to:

                (A) The vesting percentage set forth in Paragraph A of Section Thirteen applicable to such Participant at the time of such subsequent distribution,

                MULTIPLIED BY:

                (B) The sum of the present balance in the Separate Account plus the sum of all prior distribution amounts,

                LESS:

                The sum of all prior distribution amounts.

      C. METHODS OF PAYMENT OF BENEFITS. Except as otherwise provided in this Section Fourteen, the Pension and Benefits Committee shall cause the Trustee to make distribution of benefits pursuant to Sections Ten, Eleven, Twelve and Paragraph A of Section Thirteen in accordance with the method of distribution as set forth below, based upon the value of the Accounts as of the last business day immediately preceding the distribution, selected by the Participant (or in the case of death benefits, by the Participant's beneficiary):

           (i) NORMAL FORM OF BENEFIT. The normal form of benefit under the Plan shall be a lump sum distribution to the Participant or Beneficiary.

           (ii) OPTIONAL FORMS OF BENEFIT. The Participant or Beneficiary may elect a life annuity form of distribution instead of the normal form of benefit which is a lump sum distribution. Annuity payments may be made over (a) the life of the Participant, (b) the lives of the Participant and a designated Beneficiary, (c) a period certain and continuous not extending beyond the life expectancy of the Participant, or (d) a period certain and continuous not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary subject to the following rules:

      D. METHODS OF PAYMENT OF OPTIONAL BENEFITS.

                (a) UNMARRIED PARTICIPANTS. If a Participant is not married on his or her Annuity Starting Date and if such Participant elects an optional form of payment set forth in Paragraph (C)(ii), above, such Participant's benefits shall be paid in the form of an annuity providing monthly payments for his or her lifetime, unless such Participant elects, not more than ninety (90) days prior to his or her Annuity Starting Date, to have his or her benefits paid to him or her in an optional form of annuity payment set forth in Paragraph (C)(ii) above.

                (b) MARRIED PARTICIPANTS.

                I. IN GENERAL. If a Participant is married on his or her Annuity Starting Date and if such Participant elects an optional form of payment set forth in Paragraph C(ii) above, then such Participant shall be deemed to have elected to receive his or her benefits under the Plan in the form of a Qualified Joint and Survivor Annuity, except as otherwise provided in Paragraph C(ii)(b)(II) below.

                II. ELECTION TO RECEIVE ALTERNATIVE FORM OF ANNUITY BENEFIT PAYMENT. A Participant who otherwise would be deemed to have elected to receive any benefit or portion of his or her benefit in the form of a Qualified Joint and Survivor Annuity may elect to receive his or her benefit in an optional form of annuity benefit payment provided that (A) the Participant makes such election in writing not more than ninety (90) days prior to his or her Annuity Starting Date, (B) such election is received by the Pension and Benefits Committee prior to the Participant's Annuity Starting Date and (C) EITHER (i) such Participant's spouse consents in writing to waive the right to receive benefits pursuant to a Qualified Joint and Survivor Annuity not more than ninety (90) days prior to the Participant's Annuity Starting Period or (ii) the Participant establishes to the satisfaction of the Pension and Benefits Committee that his or her spouse cannot be located or that such written consent cannot be obtained because of such other circumstances as the Internal Revenue Service may prescribe by regulation.

      For purposes of this subparagraph (b)(II), a spousal consent shall not be valid unless such consent (A) is in writing, (B) acknowledges the effect of such election and (C) is witnessed by a notary public. The Participant's spouse must also consent to the identity of any non-spouse Beneficiary designated. Any subsequent election must also include such spousal consent.

                III. NOTICE OF QUALIFIED JOINT AND SURVIVOR ANNUITY AND OPTIONAL FORMS OF PAYMENT. If an optional form of benefit is elected by the Participant no more than ninety (90) days prior to a Participant's Annuity Starting Date, the Pension and Benefits Committee shall provide the Participant, by personal delivery or first class mail, with a written explanation of (A) the terms and conditions of the Qualified Joint and Survivor Benefit payment under the Plan,
(B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Benefit form of benefit payment under the Plan, (C) the Participant's right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Benefit form of payment under the Plan, (D) the rights of the Participant's spouse with regard to the various forms of benefit payment available under the Plan, (E) the eligibility conditions and other material features of the optional annuity forms of benefit payment available under the Plan and (F) sufficient additional information to explain the relative values of the optional annuity forms of benefit payment available under the Plan.

                IV. REVOCATION OF ELECTION. Any election by a Participant not to receive his or her benefit in the Qualified Joint and Survivor Annuity form of benefit payment applicable to such Participant under the Plan may be revoked by the Participant at any time prior to his or her Annuity Starting Date by delivery of written notice to the Pension and Benefits Committee. Once revoked, such election may be reinstated by the Participant at any time, and any number of times, prior to his or her Annuity Starting Date in accordance with the provisions of subparagraph (ii)(b)(II) of this Paragraph C.

      E. TIMING OF DISTRIBUTION. Unless a Participant elects otherwise, the distribution of his or her benefits must begin by no later than the sixtieth
(60th) day after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant reaches his or her Retirement Date, (ii) the tenth (10th) anniversary of the date on which the Participant began participation in the Plan, or (iii) the Participant terminates employment with the Company. Notwithstanding the above, if the amount of the distribution cannot be ascertained by the sixtieth (60th) day after the close of the applicable Plan Year, or if it is not possible to make such payment on such date because the Pension and Benefits Committee is unable to locate the Participant after making reasonable efforts to do so, the distribution of the Participant's benefits retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such distribution can be ascertained or the date on which the Participant is located, whichever the case may be.

      F. MINIMUM DISTRIBUTION REQUIREMENTS. Notwithstanding the foregoing and in accordance with the provisions of Section 40l(a)(9) of the Internal Revenue Code, including Prop. Treas. Reg. ss. 1.401(a)(9)-2, a distribution of retirement benefits shall commence no later than a Participant's Required Beginning Date which shall mean the later of (i) April 1 of the calendar year following the calendar year in which a Participant attains age seventy and one-half (70-1/2), or (ii) April 1 of the calendar year following the calendar year in which such Participant retires from employment with the Company.
Notwithstanding the foregoing, with respect to a Five-Percent Owner, the distributions of such Participant's benefit under the Plan shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2) regardless of whether such Participant is still employed by the Company or an Affiliated Company at that time. In the event the Participant dies after distribution of his or her benefits has begun, but before the Participant's full benefits have been distributed, the remaining portion of such benefits will be distributed at least as rapidly as under the method of distribution being used as of the date of his or her death. In the event a Participant dies prior to commencement of the receipt of benefits, the death benefits attributable to such Participant shall be distributed within five (5) years of the Participant's death, provided, however, that any portion of the death benefit which is payable to (or for the benefit of) a designated Beneficiary may be distributed to such Participant's Beneficiary commencing within one (1) year of the Participant's death, over the life of such Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), unless the designated Beneficiary is the Participant's surviving spouse, in which case distributions need not begin earlier than the date on which the Participant would have attained age seventy and one-half (70-1/2). The provisions of this Paragraph F of Section Fourteen override any distribution options in this Plan inconsistent with Section 401(a)(9) of the Internal Revenue Code.

      For purposes of this Paragraph, life expectancies shall be calculated using the expected return multiples in Tables V and VI of Treasury Regulations
Section 1.72-9 and, unless the Participant elects otherwise, shall be recalculated annually. In this regard, a Participant's life expectancy shall be recalculated each year using the Participant's attained age as of his/her birthday during that year. If the Participant elects to have his or her required minimum required distributions paid over the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary is his or her spouse, such spouse's remaining life expectancy shall be recalculated each year using the spouse's attained age as of such spouse's birthday during that year. If the Participant elects to have his or her required minimum distributions paid over the joint life and last survivor expectancy of the Participant and his or her designated Beneficiary and the Participant's designated Beneficiary is not his or her spouse, his or her designated Beneficiary's remaining life expectancy shall be calculated as of the first year for which the Participant was required to receive a minimum distribution under
Section 401(a)(9) of the Internal Revenue Code and shall be reduced by one (1) for each year thereafter.

      G. DISTRIBUTION OF SMALL ACCOUNT BALANCES. Notwithstanding any other provision of the Plan to the contrary, if the total value of the vested Accounts to be distributed to a Participant (or, if applicable, his or her Beneficiary) on account of such Participant's retirement after attaining his or her Retirement Date or after sustaining a Total and Permanent Disability, his or her death, or his or her Termination of Employment is Five Thousand Dollars ($5,000) or less on the date of distribution, the Pension and Benefits Committee shall distribute such benefits to such Participant (or, if applicable, his or her

Beneficiary) in the form of a single payment of the total amount of such benefits. Such payment shall be made no later than sixty (60) days after the Valuation Date of the Plan Year within which such Participant so retires after attaining his or her Retirement Date or after sustaining a Total and Permanent Disability, dies or incurs a Termination of Employment, or as soon thereafter as is administratively feasible. Such payment shall be in full discharge of all obligations under the Plan with respect to such Participant or Beneficiary. However, no distribution may be made pursuant to this Paragraph F after the date benefit payments commence under the Plan without the written consent of the Participant (or, if the Participant has died, his or her surviving spouse).

      H. WITHDRAWALS.

           (i) AGE 59-1/2. A Participant may withdraw the full value of his or her Vested Accounts, including earnings thereon, at any time on or after attaining age fifty-nine and one-half (59-1/2), upon giving at least thirty (30) days advance notice to the Trustee.

           (ii) HARDSHIP WITHDRAWALS. A Participant who has not reached age fifty-nine and one-half (59-1/2) may withdraw an amount from his or her vested Accounts prior to Termination of Employment only if such Participant displays, to the satisfaction of the Pension and Benefits Committee, that such withdrawal is necessary in light of a financial hardship, that the amount requested to be withdrawn does not exceed the amount required to meet the financial needs created by the hardship and that such an amount is not reasonably available from the other resources of the Participant. The amounts which may be withdrawn under this Paragraph H shall not include earnings and gains on a Participant's Salary Reduction Contribution Account and may not exceed the value of his or her vested Accounts at the time of withdrawal.

           The following expenses shall be deemed to constitute an immediate and heavy financial need: (i) medical expenses incurred by the Participant, his or her spouse or dependents; (ii) the purchase of a principal residence of the Participant (excluding mortgage payments); (iii) the payment of tuition for the next semester or quarter of post-secondary education for the Participant, his or her spouse, children or dependents; and (iv) expenses needed to prevent the eviction of the Participant from, or the foreclosure of the mortgage on, the Participant's principal residence. A withdrawal shall be permitted under this Paragraph H only if the Participant has obtained all distributions (other than hardship distributions) and loans (if applicable) currently available under all plans maintained by the Company.

      A Participant who has received a withdrawal pursuant to this Paragraph H shall not be permitted to make or receive Salary Reduction Contributions for twelve months after receipt of the hardship distribution, and his or her salary reduction elections shall be suspended for such period. Furthermore, for the calendar year following the withdrawal, the Maximum Deferral Amount for the Participant shall be reduced by the amount of the Participant's Salary Reduction Contributions for the calendar year during which the withdrawal occurred. A Participant who receives a hardship withdrawal shall not be permitted to submit an application for another hardship withdrawal until the expiration of six months from the date of distribution of the prior hardship withdrawal.

      I. ELIGIBLE ROLLOVER DISTRIBUTIONS. Notwithstanding any other provision of the Plan that would otherwise limit a Distributee's election under this Paragraph I, a Distributee may elect, at the time and in the manner prescribed by the Pension and Benefits Committee, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      As used in this Paragraph I, the following terms shall have the following meanings:

           (i) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of a Distributee under the Plan, except that the term "Eligible Rollover Distribution" shall not include (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the

Distributee and the Distributee's designated Beneficiary, (b) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for a specified period of ten (10) years or more,
(c) any distribution to the extent such distribution is required under Section 40l(a)(9) of the Internal Revenue Code, (d) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Company securities), or (e) effective for distributions after December 31, 1999, any hardship withdrawal pursuant to Paragraph H of Section Fourteen.

           (ii) "Eligible Retirement Plan" shall mean (a) an individual retirement account described in Section 408(a) of the Internal Revenue Code, (b) an individual retirement annuity described in Section 408(b) of the Internal
Revenue Code, (c) an annuity plan described in Section 403(a) of the Internal Revenue Code or (d) a qualified trust which is described in Section 401(a) of the Internal Revenue Code and is exempt from tax under Section 501(a) of the Internal Revenue Code and which is part of a defined contribution plan the terms of which permit the acceptance of Eligible Rollover Distributions. In the case of an Eligible Rollover Distribution made to the surviving spouse of an Employee or former Employee, the term "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Internal Revenue Code or an individual retirement annuity described in Section 408(b) of the Internal Revenue Code.

           (iii) "Distributee" shall mean an Employee or former Employee, the surviving spouse of an Employee or former Employee, or the spouse or former spouse of an Employee or former Employee who is an alternate payee under a Qualified Domestic Relations Order (as defined in Section 414(p) of the Internal Revenue Code).

           (iv) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      J. LOANS TO PARTICIPANTS. Upon application made in the form prescribed by the Plan Administrator of an active Participant, the Pension and Benefits Committee shall make a loan to the Participant, provided

           (i) that the total amount of any such loan to the Participant shall not exceed the LESSER of (a) Fifty Thousand Dollars ($50,000) or (b) fifty percent (50%) of the total amount of the Participant's vested Accounts at the time of the loan minus the highest outstanding loan balance at any time within the last twelve (12) months; and

           (ii) that the amount of the loan shall not be less than One Thousand Dollars ($1,000).

      A Participant may only have two (2) outstanding loans at any given time. All loans shall be considered as investments of the Participant receiving such loan and interest paid on the outstanding balance of the loan will be treated as earnings credited to the Participant's Accounts with respect to such outstanding balance. Interest shall be charged on such loans at the prime rate as reported in the WALL STREET JOURNAL on the first day of the month in which the loan is withdrawn, plus two percent (2%). Such loans shall be secured by a portion of the Participant's vested Accounts (which portion shall not exceed fifty percent (50%) of the total amount of such Accounts) equal to the amount of the loan.

      Each loan made to the Participant pursuant to this Paragraph J shall be subject to substantially level amortization over the term of the loan, with payments due no less frequently than quarterly. Any such loan by its terms shall be required to be repaid within five (5) years of the date of the loan is made. Any such loan shall be repaid through salary withholding or other means approved by the Pension and Benefits Committee. In the event a Participant does not repay all or any portion of such loan when the same becomes due and payable, in addition to any legal remedies which the Pension and Benefits Committee may have, the Pension and Benefits Committee may, upon the occurrence of any event permitting a distribution of the Participant's Accounts under this Plan, deduct the unpaid amount of such loan from the Participant's Accounts in the Plan. If a Participant has a Termination of Employment before full repayment of a loan, such Participant must repay the outstanding loan balance in full within thirty
(30) days of the Termination of Employment or such unpaid amount of the loan will be deducted from the Participant's Accounts in the Plan prior to the distribution pursuant to Paragraph B of Section Fourteen.

      The Participant loan program established under this Paragraph J shall be subject to the terms and conditions of a separate written document, titled the "Rules and Procedures Governing Plan Loans to Participants," which document is hereby incorporated by reference into the Plan. Such "Rules and Procedures Governing Plan Loans to Participants" shall contain, at a minimum, the information required under Department of Labor Regulations Section 2550.408b-1(d)(2). The terms and conditions of the "Rules and Procedures Governing Plan Loans to Participants" shall be established and approved by the Pension and Benefits Committee, which shall have the authority to amend such terms and conditions from time to time. A copy of the most recent "Rules and Procedures Governing Plan Loans to Participants" shall at all times be maintained by the Pension and Benefits Committee or its delegate.

      K. BENEFITS OF PERSONS WHO CANNOT BE LOCATED. If the Pension and Benefits Committee determines in good faith that a Participant or Beneficiary entitled to receive a benefit payment hereunder cannot be located, the Pension and Benefits Committee shall nevertheless give written notice to such person of the fact that such benefit payment is payable to him or her under the Plan. Such written notice shall be given by United States mail to the person entitled to the benefit payment (according to the records of the Plan) at the last known address of such person. In addition, the Pension and Benefits Committee shall use such other means as are reasonably available to it in order to ascertain the location of such person. If such Participant or Beneficiary makes no claim for such benefit payment before the earlier of (i) a period of two (2) years after the giving of such written notice or (ii) the termination of the Plan, then the Pension and Benefits Committee shall declare a forfeiture of the benefit otherwise payable to such person, provided such person has not yet been located.

      Notwithstanding the foregoing, if a claim for payment of such benefit is thereafter made by the Participant or Beneficiary, such benefit shall be reinstated and paid in full. If such a valid claim for payment of benefits is subsequently made, the funds needed to pay such benefit shall be drawn first from any amounts forfeited under the provisions of this Paragraph K during the Plan Year in which such payment is required. If such sources are not sufficient to fully pay such benefits, the Company shall make a special contribution earmarked to fund the remainder of the amount needed.

      Subject to the immediately preceding paragraph, all amounts which are forfeited during a Plan Year under this Paragraph K shall be used to reduce the future cost of benefits by applying such forfeited amounts to the current or following year's Company Matching Contribution or Company Discretionary Contribution, to the extent made.

      L. DISTRIBUTION FOR MINOR BENEFICIARY. In the event a distribution is to be made to a minor, then the Pension and Benefits Committee may, in its sole discretion, direct that such distribution be paid to the legal guardian (as such term is defined under the applicable state or country), or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his or her residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, the Company and the Plan from further liability on account thereof.

     M. DISTRIBUTION OF COMPANY STOCK. Notwithstanding the foregoing, the distribution of the benefits attributable to that portion of the Participant's Company Discretionary Contribution Account and Company Matching Contribution Account held in the form of Company Stock shall be made in whole shares of Company Stock. Any cash balance in the Participant's Company Discretionary Contribution Account and/or Company Matching Contribution Account which is related to Company Stock (such as dividend payments) shall be used to acquire for distribution the maximum number of whole shares or other units of Company Stock at the then fair market value. Any fractional unit of the unexpended balance shall be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such cash balance until Company Stock is acquired and then make such distribution. If the Trustee is unable to purchase the Company Stock required for distribution, it shall make a distribution in cash within six (6) months after the date the distribution was to be made, except in the case of a retirement distribution, which shall be made within sixty (60) days after the close of the Plan Year in which the Participant's retirement occurs.

                                 SECTION FIFTEEN

                           ADMINISTRATION OF THE PLAN

      A. RESPONSIBILITY FOR ADMINISTRATION OF THE PLAN. The Pension and Benefits Committee shall be responsible for the management, operation and administration of the Plan. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, shall be authorized to abolish or suspend the Pension and Benefits Committee and to designate the Trustee as responsible for the management, operation and administration of the Plan. Any such designation of the Trustee shall be valid only if the Trustee acknowledges in writing that it is responsible for the management, operation and administration of the Plan. In the event of such designation of the Trustee, the Trustee shall thereupon have full authority and control over the management, operation and administration of the Plan, all functions and powers of the Pension and Benefits Committee shall be exercised by the Trustee and all references in the Plan and Trust to the Pension and Benefits Committee shall mean the Trustee unless and until the Board of Directors reappoints or reinstates the Pension and Benefits Committee pursuant to the provisions of Paragraph B of this Section Fifteen.

      B. APPOINTMENT OF PENSION AND BENEFITS COMMITTEE. The Board of Directors shall appoint a Pension and Benefits Committee consisting of at least three (3) persons and no more than five (5) persons. Any member of the Pension and Benefits Committee may resign upon ten (10) days prior written notice to the Board of Directors. The Board of Directors shall be authorized to remove any member of the Pension and Benefits Committee at any time and in its sole discretion and to appoint a successor whenever a vacancy on the Pension and Benefits Committee occurs.

      C. RESPONSIBILITY FOR ADMINISTRATION OF THE TRUST FUND. The Trustee shall be responsible for the management and investment of the Trust Fund in accordance with the provisions of the Trust Agreement.

      D. DELEGATION OF POWERS. The Pension and Benefits Committee and/or the Trustee may appoint such assistants or representatives as they deem necessary for the effective exercise of their duties in administering the Plan and Trust. The Pension and Benefits Committee and/or the Trustee may delegate to such assistants and representatives any powers and duties, both ministerial and discretionary, as they deem expedient or appropriate.

      E. RECORDS. All acts and determinations with respect to the administration of the Plan made by the Pension and Benefits Committee and any assistants or representatives appointed by it shall be duly recorded by the Pension and Benefits Committee or by the assistant or representative appointed by it to keep such records. All records, together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of the Pension and Benefits Committee or the assistants or representatives appointed by it.

      F. GENERAL ADMINISTRATIVE POWERS. The Pension and Benefits Committee shall have all powers necessary to administer the Plan in accordance with its terms, including the power to construe the Plan and determine all questions that may arise thereunder. In the exercise of such powers under the Plan, the Pension and Benefits Committee shall have discretionary authority to interpret the terms of the Plan (including, but not limited to, the power to interpret any ambiguity in the Plan) and to determine eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan. Any interpretation or determination made pursuant to such discretionary authority shall be given full force and effect, unless it can be shown that the interpretation or determination was arbitrary and capricious.

      G. APPOINTMENT OF PROFESSIONAL ASSISTANTS AND INVESTMENT MANAGERS. The Pension and Benefits Committee may engage accountants, attorneys, physicians and such other personnel as it deems necessary or advisable. The Pension and Benefits Committee, in its sole discretion, may appoint one or more Investment

Managers to manage (including the power to acquire or dispose of) all or any of the assets of the Trust provided that such appointment is approved by the Board of Directors. The functions of any such persons engaged by the Pension and Benefits Committee shall be limited to the specific services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan or Trust. Such persons shall exercise no discretionary authority or discretionary control respecting the management of the Plan, and, unless engaged specifically as Investment Managers, shall exercise no authority or control respecting management or disposition of the assets of the Trust. The fees and costs of such services are an administrative expense of the Plan to be paid out of the Trust Fund, except to the extent that such fees and costs are paid directly by the Company.

      H. ACTIONS BY THE PENSION AND BENEFITS COMMITTEE. All actions of the Pension and Benefits Committee shall be taken pursuant to the decision of a majority of the then members of the Pension and Benefits Committee.

      I. DIRECTIVES OF THE PENSION AND BENEFITS COMMITTEE. Directives of the Pension and Benefits Committee to the Trustee shall be delivered in writing, signed by an appropriate member of the Pension and Benefits Committee.

      J. DISCRETIONARY ACTS. Any discretionary actions of the Pension and Benefits Committee or the Company with respect to the administration of the Plan shall be made in a manner which does not discriminate in favor of Highly Compensated Employees. In the event the Pension and Benefits Committee exercises any discretionary authority under the Plan with respect to a Participant who is a member of the Pension and Benefits Committee, such discretionary authority shall be exercised solely and exclusively by those members of the Pension and Benefits Committee other than such Participant, or, if such Participant is the sole member of the Pension and Benefits Committee, such discretionary authority shall be exercised solely and exclusively by the Board of Directors.

      K. RESPONSIBILITY OF PENSION AND BENEFITS COMMITTEE. The members of the Pension and Benefits Committee and their assistants and representatives (other than any Investment Managers) shall be free from all liability for their acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct or gross negligence; provided, however, that the foregoing shall not relieve any of them from any responsibility or liability for any responsibility, obligation or duty that they may have pursuant to ERISA.

      L. INDEMNITY BY THE COMPANY. In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Company shall indemnify and hold harmless the members of the Pension and Benefits Committee and their assistants and representatives (other than any Investment Managers) from any and all claims, demands, suits or proceedings in connection with the Plan or Trust that may be brought by the Company's employees, the Participants or their Beneficiaries or legal representatives, or by any other person, corporation, entity, government or agency thereof, provided, however, that such indemnification shall not apply to any such person for such person's acts of willful misconduct or gross negligence in connection with the Plan or Trust.

      M. PAYMENT OF FEES AND EXPENSES. The Trustee, the members of the Pension and Benefits Committee and their assistants and representatives shall be entitled to payment from the Trust Fund for all reasonable costs, charges and expenses incurred in the administration of the Plan and Trust, including, but not limited to, reasonable fees for accounting, legal and other services rendered, to the extent incurred by the Trustee, the members of the Pension and Benefits Committee or their assistants and representatives in the course of performance of their duties under the Plan and the Trust, except to the extent that such fees and costs are paid directly by the Company. Notwithstanding any other provision of the Plan or Trust, no person who receives full-time pay from the Company shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

      N. PLAN ADMINISTRATOR. The Pension and Benefits Committee shall be the "administrator" (as defined in Section 3(l6)(A) of ERISA) of the Plan, and shall be responsible for the performance of all reporting and disclosure obligations under ERISA and all other obligations required or permitted to be performed by the Plan Administrator under ERISA. The Plan Administrator shall be the designated agent for service of legal process.

      O. ALLOCATION AND DELEGATION OF PENSION AND BENEFITS COMMITTEE RESPONSIBILITIES. The Pension and Benefits Committee may, upon approval of a majority thereof, (i) allocate among any of the members of the Pension and Benefits Committee any of the responsibilities of the Pension and Benefits Committee under the Plan or (ii) designate any person, firm or corporation that is not a member of the Pension and Benefits Committee to carry out any of its responsibilities under the Plan. Any such allocation or designation shall be made pursuant to a written instrument executed by a majority of the members of the Pension and Benefits Committee.

                                 SECTION SIXTEEN

                            BENEFIT CLAIMS PROCEDURE

      A. CLAIMS FOR BENEFITS. Any claim for benefits under the Plan shall be made in writing to the Pension and Benefits Committee. If such claim for benefits is wholly or partially denied, the Pension and Benefits Committee shall, within sixty (60) days after receipt of the claim, notify the Participant or Beneficiary of the denial of the claim. Such notice of denial (i) shall be in writing, (ii) shall be written in a manner calculated to be understood by the Participant or Beneficiary, and (iii) shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary to perfect the claim, along with an explanation of why such material or information is necessary, and (d) an explanation of the claim review procedure as set forth in this Section Sixteen.

      B. REQUEST FOR REVIEW OF DENIAL. Within sixty (60) days after the receipt by the Participant or Beneficiary of a written notice of denial of the claim, or such later time as shall be deemed reasonable taking into account the nature of the benefit subject to the claim and any other attendant circumstances, the Participant or Beneficiary may file a written request with the Pension and Benefits Committee that it conduct a full and fair review of the denial of the claim for benefits.

      C. DECISION ON REVIEW OF DENIAL. The Pension and Benefits Committee shall deliver to the Participant or Beneficiary a written decision on the claim within sixty (60) days after the receipt of the aforesaid request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid sixty (60) day period shall be extended sixty (60) days. Such decision shall (i) be written in a manner calculated to be understood by the Participant or Beneficiary, (ii) include the specific reason or reasons for the decision and
(iii) contain a specific reference to the pertinent Plan provisions upon which the decision is based.

                                SECTION SEVENTEEN

                           INALIENABILITY OF BENEFITS

      A. IN GENERAL. The right of any Participant or Beneficiary to any benefit or payment under the Plan or Trust or to any Account maintained as provided by the Plan shall not be subject to voluntary or involuntary transfer, alienation or assignment, and, to the fullest extent permitted by law, shall not be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. In the event a Participant or Beneficiary who is receiving or is entitled to receive benefits under the Plan attempts to assign, transfer or dispose of such right, or if an attempt is made to subject said right to such process, such assignment, transfer or disposition shall be null and void. Notwithstanding the above, a Participant's benefits under this Plan may be offset by any amount the Participant is ordered or required to pay to the Plan in connection with a judgment of conviction for a crime, civil judgment or settlement agreement issued or entered into after August 5, 1997, and described in Section 40l(a)(13)(C) of the Internal Revenue Code.

      B. QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding Paragraph A above, benefits shall be payable to an individual other than a Participant in accordance with the applicable requirements of any Qualified Domestic Relations Order (as defined below) pursuant to the following provisions:

           (i) The term "Qualified Domestic Relations Order" shall mean a judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, which creates or recognizes the existence of an alternative payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which meets the following requirements:

                (a) such order shall specify the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order,

                (b) such order shall specify the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined,

                (c) such order shall specify the number of payments or period to which such order applies,

                (d) such order shall specify each plan to which such order applies,

                (e) such order shall not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan,

                (f) such order shall not require the Plan to provide increased benefits (determined on the basis of actuarial value), and

                (g) such order shall not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

           (ii) The Pension and Benefits Committee shall determine a set of nondiscriminatory and reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders in accordance with Section 414(p) of the Internal Revenue Code.

           (iii) To the extent that a Qualified Domestic Relations Order provides that a former spouse is to be treated as the Participant's spouse for purposes of the death benefits payable under this Plan, the Participant's current spouse will not be treated as the Participant's spouse for this purpose.

           (iv) In addition to establishing procedures to handle requests made pursuant to Qualified Domestic Relations Orders, the Plan shall allow Participants to make special arrangements for the computation of Account balances in order to comply with the provisions of antenuptial agreements which require a differentiation between the value of Account balances prior to a marriage and increases in the value of such Account balances whether by contributions and/or by earnings subsequent to the date of the marriage.

           (v) If specified in the order, the alternate payee may commence benefit payments under the Plan and pursuant to the order upon the later of (a) the date the alternate payee attains age twenty-one (21) or (b) the date the order is finalized.

           (vi) If specified in the order, the alternate payee may commence benefit payments under the Plan and pursuant to the order upon the later of (a) the date the assets subject to the order have been segregated or (b) the date the order is finalized.

                                SECTION EIGHTEEN

                            INVESTMENT OF TRUST FUND

      At a meeting duly called for such purpose, the Pension and Benefits Committee shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. The Pension and Benefits Committee shall meet at least annually to review such funding policy and method. In establishing and reviewing such funding policy and method, the Pension and Benefits Committee shall endeavor to determine the Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth.

                                SECTION NINETEEN

                             AMENDMENT OF THE PLAN

      The Company may amend the Plan at any time, and from time to time, pursuant to written resolutions of the Board of Directors. No such amendment, however, shall have the effect of reducing any then nonforfeitable percentage of benefits of any Participant as computed in accordance with the vesting schedule under Section Thirteen of the Plan. If the Plan is amended and such amendment would, at any time, decrease the percentage of vested benefits which any Participant would have been entitled to receive had the Plan not been so amended, then each Participant who is employed by the Company on the date such amendment is adopted, or the date such amendment is effective, whichever is later, and who has three (3) or more Years of Service as of the end of the period within which such Participant may make the election provided for herein, shall be permitted, beginning on the date such amendment is adopted, to irrevocably elect to have his or her vested interest computed without regard to such amendment. Written notice of such amendment and the availability of such election must be given to each such Participant, and each such Participant shall be granted a period of sixty (60) days after the later of (i) his or her receipt of such notice, or (ii) the effective date of such amendment within which to make such election. Such election shall be exercised by the Participant by delivering or sending written notice thereof to the Company prior to the expiration of such sixty (60) day period.

                                 SECTION TWENTY

                             PERMANENCY OF THE PLAN

      A. RIGHT TO TERMINATE PLAN. The Company contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Company reserves the right to terminate either the Plan or both the Plan and the Trust.

      B. MERGER OR CONSOLIDATION OF THE PLAN. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Participant would receive a benefit immediately after the merger, consolidation, or transfer (if the other plan then terminated) which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated).

                               SECTION TWENTY-ONE

                 DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION

      A. DISCONTINUANCE OF CONTRIBUTIONS. Whenever the Company determines that it is impossible or inadvisable for it to make further contributions as provided in the Plan, the Board of Directors may, without terminating the Trust, adopt an appropriate resolution permanently discontinuing all further contributions by the Company. A certified copy of such resolution shall be delivered to the Pension and Benefits Committee and the Trustee. Thereafter, the Pension and Benefits Committee and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by the Company. However, the Trust shall remain in existence and all of the provisions of the Trust Agreement shall remain in force.

      B. TERMINATION OF PLAN AND TRUST. If the Board of Directors determines to terminate the Plan and Trust completely, the Plan and Trust shall be terminated as of the date specified in certified copies of resolutions of such Board of Directors, delivered to the Pension and Benefits Committee and the Trustee. Upon such termination of the Plan and Trust, after payment of all expenses and proportional adjustment of the Accounts of Participants employed by the Company to reflect such expenses, Trust Fund profits or losses, and allocations of any previously unallocated funds to the date of termination, the Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust. The Pension and Benefits Committee may make payment of such amount in cash or in assets of the Trust Fund.

      C. RIGHTS TO BENEFITS UPON TERMINATION OF PLAN OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Upon the termination or partial termination of the Plan or the complete discontinuance of contributions by the Company, the rights of the Participants (or, in the case of a partial termination, each Participant affected by the termination) to the amount credited to his or her Accounts at such time shall be nonforfeitable without reference to any formal action on the part of the Company, the Pension and Benefits Committee or the Trustee.

                               SECTION TWENTY-TWO

                         STATUS OF EMPLOYMENT RELATIONS

      The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract between the Company and its Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed (i) to give to any Employee the right to be retained in the employ of the Company; (ii) to affect the right of the Company to discipline or discharge any Employee at any time; (iii) to give the Company the right to require any Employee to remain in its employ; or (iv) to affect any Employee's right to terminate his or her employment at any time.

                              SECTION TWENTY-THREE

                            BENEFITS PAYABLE BY TRUST

      All benefits payable under the Plan shall be paid or provided for solely from the Trust. The Company assumes no liability or responsibility therefor.

                               SECTION TWENTY-FOUR

                         EXCLUSIVE BENEFIT OF TRUST FUND

      A. LIMITATION UPON REVERSIONS. Except as provided in Paragraphs B hereof, the assets of the Trust Fund shall not inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

      B. MISTAKE OF FACT. In the event that all or any portion of a contribution made to the portion of the Trust attributable to the Plan is based upon a mistake of fact, the excess amount of the contribution attributable to the mistake of fact shall be returned to the Company, as promptly as practicable, but in no event later than one (1) year after the payment of the contribution.

                               SECTION TWENTY-FIVE

                                 APPLICABLE LAW

     The Plan and the Trust which is a part hereof shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of New York (except its laws regarding choice of law) to the extent not preempted by ERISA.

                               SECTION TWENTY-SIX

                      INTERPRETATION OF THE PLAN AND TRUST

      It is the intention of the Company that the Plan, and the Trust established by the Company to implement the Plan, shall comply with the provisions of Section 401 and 501 of the Internal Revenue Code, the requirements of ERISA and the corresponding provisions of any subsequent laws, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intention.

                              SECTION TWENTY-SEVEN

                    ADOPTION OF PLAN BY AFFILIATED COMPANIES

      Any Affiliated Company, whether or not presently existing, may, with the approval of the Board of Directors and the Pension and Benefits Committee, adopt the Plan and Trust by means of appropriate corporate action of such Affiliated Company and by executing such documents as the Board of Directors may require in order for such Affiliated Company to become a party to the Trust. Any such Affiliated Company which adopts the Plan and Trust as provided above shall thereafter be included within the meaning of the term "Company" when used in the Plan and Trust, except that the authority to amend or terminate the Plan shall remain the exclusive responsibility of Viatel, Inc.

                              SECTION TWENTY-EIGHT

                        TOP-HEAVY CONTINGENCY PROVISIONS

      A. APPLICATION. The provisions of this Section Twenty-Eight are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Internal Revenue Code and shall become applicable only if the Plan becomes a Top-Heavy Plan (as defined below) under Section 416(g) of the Internal Revenue Code for any Plan Year.

      B. DETERMINATION OF TOP-HEAVY STATUS OF PLAN. The determination as to whether the Plan has become a Top-Heavy Plan for any such Plan Year shall be made as of the last day of the immediately preceding Plan Year (the
"Determination Date"), and the Plan shall be a "Top-Heavy Plan" only if the present value of the aggregate Account balances under the Plan for Key Employees (as defined below) exceeds sixty percent (60%) of the present value of the aggregate Account balances under the Plan for all Employees and former Employees. For such purpose, the aggregate Account balances shall be computed and adjusted pursuant to Section 416(g) of the internal Revenue Code and the regulations issued thereunder.

      As used herein, the term "Key Employee" shall mean any Employee or former Employee who at any time during the current Plan Year or any of the four (4) preceding Plan Years meets the criteria under Section 4l6(i)(l) of the Internal Revenue Code. A "Key Employee" shall include the following:

           (i) an officer of the Company or an Affiliated Company if such individual's annual compensation exceeds fifty percent (50%) of the dollar limitation then in effect under Section 415(b)( 1 )(A) of the Internal Revenue Code;

           (ii) an actual or constructive owner (using the attribution rules of Section 318 of the Internal Revenue Code) of one of the ten (10) largest ownership interests (as defined in Treas. Reg. ss. 1.416-1, T-19) in value in the Company or an Affiliated Company if such individual's compensation exceeds one hundred percent (100%) of the dollar limitation then in effect under Section 4l5(c)(l)(A) of the Internal Revenue Code;

           (iii) a Five-Percent Owner;

           (iv) a "one-percent owner" (as described in Section 416(i)(1)(B)(ii) of the Internal Revenue Code) of the Company or an Affiliated Company who has an annual compensation from the Company or an Affiliated Company of more than One Hundred and Fifty Thousand Dollars ($150,000), as adjusted for increases in the cost of living pursuant to 401(a)(17) of the Internal Revenue Code; or

           (v) the Beneficiary of any deceased Employee or former Employee described in Subparagraph (i), (ii), (iii), or (iv) above. In the event a Beneficiary of an Employee or former Employee qualifies as a Key Employee, any benefits payable to such Beneficiary shall be treated as benefits payable to a Key Employee.

      For purposes of Subparagraphs (i), (ii) and (iv) above, the term "compensation" shall mean compensation as defined in Section 4l4(q)(4) of the

Internal Revenue Code. For purposes of Subparagraph (i) above, no more than fifty (50) employees (or, if lesser, the greater of three (3) employees or ten percent (10%) of all employees) shall be treated as officers.

      The term "Non-Key Employee" shall mean any Employee or former Employee who is not currently a Key Employee. The term "Non-Key Employee" shall include former Key Employees, but such former Key Employees shall be excluded entirely from the calculations to determine whether the Plan is a Top-Heavy Plan.

      C. CONSIDERATION OF MULTIPLE PLANS IN DETERMINING TOP-HEAVY STATUS OF PLAN. All plans of the Company or an Affiliated Company which are included in a Required Aggregation Group or in a Permissive Aggregation Group (both as defined below) with this Plan shall be considered together in determining whether this Plan is a Top-Heavy Plan. Each plan of the Company or an Affiliated Company which is required to be included in an aggregation group (whether required or permissive) shall be treated as a Top-Heavy Plan if such group is a Top-Heavy Group (as defined below). For these purposes, a "Required Aggregation Group" shall mean (i) each plan of the Company or an Affiliated Company in which a Key Employee is a participant plus (ii) each other plan of the Company or an Affiliated Company which is required to exist in order for the plans contained in (i), above, to meet the nondiscrimination requirements of Section 40l(a)(4) or 410 of the Internal Revenue Code. A "Permissive Aggregation Group" shall mean
(i) a Required Aggregation Group plus (ii) any other plan or plans of the Company or an Affiliated Company which are able to separately meet the nondiscrimination requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code but which the Company or an Affiliated Company elects to include within such group.

      An aggregation group (either permissive or required) shall be a "Top-Heavy Group" only if the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and (b) the total of the account balances for Key Employees under all defined contribution plans included in such group exceeds sixty percent (60%) of the accrued benefits and account balances determined for all employees and former employees covered under such plans. For these purposes, account balances shall be computed and adjusted pursuant to the principles of Section 416(g) of the Internal Revenue Code. In determining the cumulative accrued benefits and account balances for purposes of this top-heavy test:

           (i) The present value of the cumulative accrued benefits of all Key Employees shall be increased by the aggregate distributions made with respect to each such individual under the Plan during the previous five (5) years (ending on the Determination Date). This Subparagraph (i) shall also apply to distributions under a terminated plan which would have been required to be included in an aggregation group had the plan not been terminated;

           (ii) The extent to which rollovers and transfers must be taken into account shall be made in accordance with Section 416 of the Internal Revenue Code and the regulations issued thereunder; and

           (iii) The account balances and accrued benefits of (a) an individual who is not currently a Key Employee but who was a Key Employee in a prior year or (b) an individual who is a Key Employee but who has not performed any services for the Company or an Affiliated Company at any time during the five
(5)-year period ending on the Determination Date, shall be disregarded.

      D. MINIMUM BENEFITS. For any Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is a Non-Key Employee and who is employed by the Company or an Affiliated Company on the last day of the Plan Year (regardless of whether such Participant completed one thousand (1,000) or more Hours of Service during such Plan Year) shall receive a minimum allocation of employee contributions under this Plan which, when combined with the amount of any other contributions and/or forfeitures allocated to his or her accounts under any other defined contribution plans maintained by the Company or an Affiliated

Company, shall be no less than the lesser of (i) three percent (3%) of his or her Limitation Year Compensation for such Plan Year or (ii) such percentage of his or her Limitation Year Compensation for such Plan Year which is equal to the highest percentage of Limitation Year Compensation for such Plan Year which any Key Employee received in the form of employee contributions to his or her Accounts in this Plan for such Plan Year. Any contributions made to a Non-Key Employee's accounts under this or any other defined contribution plan maintained by the Company which are made on behalf of such Non-Key Employee pursuant to a cash or deferred arrangement satisfying the requirements of Section 401(k) of the Internal Revenue Code may not be used to satisfy this minimum allocation requirement.

      For purposes of this Paragraph D, a Participant's Limitation Year Compensation for any Plan Year shall not include any amounts in excess of One Hundred and Seventy Thousand Dollars ($170,000), as adjusted for increases in the cost of living pursuant to Section 401(a)(17) of the Internal Revenue Code.

      E. ADJUSTMENT OF SECTION 415 LIMITATIONS IN PLAN YEARS IN WHICH THE PLAN IS TOP-HEAVY. For any Plan Year in which the Plan is a Top-Heavy Plan, the references to a factor of one and twenty-five one-hundredths (1.25) in Subparagraph (iii) of Paragraph G of Section Six of the Plan shall be modified so as to constitute references to a factor of one (1.0) unless the aggregate Account balances attributable to Key Employees under the Plan do not exceed ninety percent (90%) of the total Account balances under the Plan, and the
Company has made the additional contributions specified in Section 4l6(h)(2)(A)(ii)(II) of the Internal Revenue Code.


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


                               SECTION TWENTY-NINE

        UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

      Notwithstanding any provision of the Plan to the contrary, contributions, benefits and Hours of Service with respect to qualified military service shall be provided in accordance with Section 414(u) of the Internal Revenue Code. Loan repayments shall be suspended under this Plan as permitted under Section 4l4(u)(4) of the Internal Revenue Code.


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


                                   APPENDIX A

     Affiliated Companies which have adopted the Plan:

        AFFILIATED COMPANY NAME                              DATE OF ADOPTION

         Destia Communications Inc                            January 1, 2000

                                   APPENDIX B

     The definition of "Year of Service" as set forth in Section Two of the Plan shall include Years of Service with the following entities:

     1. Destia Communications Inc.

                                TABLE OF CONTENTS
                                                                            PAGE
SECTION ONE - PURPOSE OF PLAN..................................................1
         A.       Designation..................................................1
         B.       Purpose......................................................1
         C.       Automatic Participation......................................1
SECTION TWO - DEFINITIONS......................................................1
         A.       Definitions..................................................1
SECTION THREE - REQUIREMENTS FOR ELIGIBILITY..................................14
         A.       Salary Reduction Contributions..............................14
         B.       Company Matching Contributions..............................14
         C.       Company Discretionary Contributions.........................15
SECTION FOUR - PARTICIPATION IN THE PLAN......................................15
         A.       Participation in Plan.......................................15
         B.       Rollover Amount.............................................15
SECTION FIVE - CONTRIBUTIONS..................................................16
         A.       Salary Reduction Contributions..............................16
         B.       Company Matching Contributions..............................18
         C.       Nondiscrimination Rules Applicable to Salary
                  Reduction Contributions.....................................18
         D.       Nondiscrimination Rules Applicable to Company
                  Matching Contributions......................................21
         E.       Additional Adjustments......................................23
         F.       Company Discretionary Contributions.........................24
         G.       Date of Payment of Company Discretionary Contributions......24
         H.       Qualified Nonelective Contributions.........................24
         I.       Additional Deferral Opportunities...........................25
SECTION SIX - ALLOCATION TO PARTICIPANTS' ACCOUNTS............................25
         A.       Maintenance of Accounts.....................................25
         B.       Method of Allocating Salary Reduction Contributions.........25
         C.       Method of Allocating Company Matching Contributions.........25
         D.       Method of Allocating Company Discretionary Contributions....26
         E.       Limitation on Annual Additions..............................26
         F.       Limitations on Annual Additions Due to Participation
                  in Other Defined Contribution Plans.........................29
         G.       Definitions Relating to Annual Additions Limitations........29
SECTION SEVEN - VALUATION OF TRUST FUND.......................................31
SECTION EIGHT - PARTICIPANT'S ACCOUNTS........................................31
         A.       Separate Accounts...........................................31
         B.       Accounts of Participants Transferred to an
                  Affiliated Company..........................................31
         C.       Annual Adjustment of Participant's Accounts.................32
         D.       Investment of Contributions and Voting of Company Stock.....32
SECTION NINE - COMMON TRUST FUND..............................................34
SECTION TEN - DISABILITY BENEFITS.............................................34
SECTION ELEVEN - RETIREMENT BENEFITS..........................................35
SECTION TWELVE - DEATH BENEFITS...............................................35
         A.       Death Benefits..............................................35
         B.       Designation of Beneficiaries................................36

                                TABLE OF CONTENTS
                                  (continued)
                                                                            PAGE
         C.       Failure of Participant to Designate.........................36
         D.       Beneficiaries' Rights.......................................37
SECTION THIRTEEN - EMPLOYMENT TERMINATION BENEFITS............................37
         A.       Vesting Upon Termination of Employment......................37
         B.       Forfeiture of Non-Vested Amount.............................37
SECTION FOURTEEN - PAYMENT OF BENEFITS........................................39
         A.       Retirement, Disability and Death Benefits...................39
         B.       Employment Termination Benefits.............................40
         C.       Methods of Payment of Benefits..............................42
         D.       Methods of Payment of Optional Benefits.....................43
         E.       Timing of Distribution......................................45
         F.       Minimum Distribution Requirements...........................46
         G.       Distribution of Small Account Balances......................47
         H.       Withdrawals.................................................48
         I.       Eligible Rollover Distributions.............................49
         J.       Loans to Participants.......................................51
         K.       Benefits of Persons Who Cannot Be Located...................52
         L.       Distribution for Minor Beneficiary..........................53
         M.       Distribution of Company Stock...............................54
SECTION FIFTEEN - ADMINISTRATION OF THE PLAN..................................55
         A.       Responsibility for Administration of the Plan...............55
         B.       Appointment of Pension and Benefits Committee...............55
         C.       Responsibility for Administration of the Trust Fund.........55
         D.       Delegation of Powers........................................56
         E.       Records.....................................................56
         F.       General Administrative Powers...............................56
         G.       Appointment of Professional Assistants and
                  Investment Managers.........................................56
         H.       Actions by the Pension and Benefits Committee...............57
         I.       Directives of the Pension and Benefits Committee............57
         J.       Discretionary Acts..........................................57
         K.       Responsibility of Pension and Benefits Committee............58
         L.       Indemnity by the Company....................................58
         M.       Payment of Fees and Expenses................................58
         N.       Plan Administrator..........................................59
         O.       Allocation and Delegation of Pension and Benefits
                  Committee Responsibilities..................................59
SECTION SIXTEEN - BENEFIT CLAIMS PROCEDURE....................................59
         A.       Claims for Benefits.........................................59
         B.       Request for Review of Denial................................60
         C.       Decision on Review of Denial................................60
SECTION SEVENTEEN - INALIENABILITY OF BENEFITS................................61
         A.       In General..................................................61
         B.       Qualified Domestic Relations Orders.........................61
SECTION EIGHTEEN - INVESTMENT OF TRUST FUND...................................63

                                TABLE OF CONTENTS
                                  (continued)
                                                                            PAGE
SECTION NINETEEN - AMENDMENT OF THE PLAN......................................64
SECTION TWENTY - PERMANENCY OF THE PLAN.......................................64
         A.       Right to Terminate Plan.....................................64
         B.       Merger or Consolidation of the Plan.........................65
SECTION TWENTY-ONE - DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION..........65
         A.       Discontinuance of Contributions.............................65
         B.       Termination of Plan and Trust...............................65
         C.       Rights to Benefits Upon Termination of Plan or
                  Complete Discontinuance of Contributions....................66
SECTION TWENTY-TWO - STATUS OF EMPLOYMENT RELATIONS...........................66
SECTION TWENTY-THREE - BENEFITS PAYABLE BY TRUST..............................66
SECTION TWENTY-FOUR - EXCLUSIVE BENEFIT OF TRUST FUND.........................67
         A.       Limitation upon Reversions..................................67
         B.       Mistake of Fact.............................................67
SECTION TWENTY-FIVE - APPLICABLE LAW..........................................67
SECTION TWENTY-SIX - INTERPRETATION OF THE PLAN AND TRUST.....................67
SECTION TWENTY-SEVEN - ADOPTION OF PLAN BY AFFILIATED COMPANIES...............68
SECTION TWENTY-EIGHT - TOP-HEAVY CONTINGENCY PROVISIONS.......................68
         A.       Application.................................................68
         B.       Determination of Top-Heavy Status of Plan...................68
         C.       Consideration of Multiple Plans in Determining
                  Top-Heavy Status of Plan....................................70
         D.       Minimum Benefits............................................71
         E.       Adjustment of Section 415 Limitations in Plan Years
                  in which the Plan Is Top-Heavy..............................72
SECTION TWENTY-NINE - UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT
                      RIGHTS ACT OF 1994......................................73